UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

McDONALD’S CORPORATION

(Name of Registrant as Specified In Its Charter)

BARBERRY CORP.

CARL C. ICAHN

LESLIE SAMUELRICH

MAISIE LUCIA GANZLER

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED APRIL 4, 2022

BARBERRY CORP.

[•], 2022

Dear Fellow Stockholders:

We are furnishing the attached proxy statement to holders of the shares of common stock, par value $0.01 per share (the “Shares”), of McDonald’s Corporation, a Delaware corporation (“McDonald’s” or the “Company”), in connection with our solicitation of proxies for use at the 2022 Annual Meeting of Stockholders of the Company scheduled to be held virtually on a date, and at a time, to be determined by the Company, and at any and all adjournments, continuations or postponements thereof (the “Annual Meeting”).

This solicitation is being conducted by (i) Barberry Corp., a Delaware corporation (“Barberry”); (ii) Carl C. Icahn, a citizen of the United States of America (“Mr. Icahn” and, together with Barberry, the “Icahn Participants” or “we”); (iii) Leslie Samuelrich, a citizen of the United States of America; and (iv) Maisie Lucia Ganzler, a citizen of the United States of America (collectively, the “Icahn Nominees” and, together with the Icahn Participants, the “Participants”).

The Icahn Participants beneficially own, in the aggregate, 200 Shares, representing less than 0.1% of the outstanding Shares (based upon 743,584,718 Shares stated to be outstanding as of January 31, 2022, by the Company in its Annual Report on Form 10-K filed with the SEC on February 24, 2022).

As more fully discussed in this Proxy Statement, we are soliciting proxies to be used at the Annual Meeting for the election of each of Leslie Samuelrich and Maisie Lucia Ganzler as directors of McDonald’s.

THIS SOLICITATION IS BEING MADE BY BARBERRY AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF MCDONALD’S.

We urge you to elect the Icahn Nominees to the Board of Directors (the “Board”) of McDonald’s because, as further discussed in this Proxy Statement, we believe that the election of new members to the Board would be beneficial to the Company and all of its stockholders.

According to publicly available information, the current Board consists of twelve (12) directors whose terms will expire at the Annual Meeting. The Company’s By-laws, as amended and restated with effect as of December 6, 2019 (the “Bylaws”) provide that the members of the Board are to be elected at each annual meeting of stockholders. Under the proxy rules, we may solicit proxies in support of the Icahn Nominees and also seek authority to vote for all of the McDonald’s nominees other than those McDonald’s nominees that we specify – [•] and [•]. This would enable a stockholder who desires to vote for up to a full complement of twelve (12) director nominees to use the GOLD proxy card to vote for the Icahn Nominees as well as the McDonald’s nominees for whom we are seeking authority to vote other than those nominees as to which the stockholder specifically withholds our authority to vote for.

We have determined to nominate Leslie Samuelrich and Maisie Lucia Ganzler and are seeking authority to vote for up to all of the McDonald’s nominees, other than [•] and [•]. As a result, should a stockholder so authorize us, on the GOLD proxy card, we would cast votes for the Icahn Nominees (Leslie Samuelrich and Maisie Lucia Ganzler) and ten (10) McDonald’s nominees. Stockholders have the ability to withhold voting authority for any or all of the McDonald’s nominees by following the instructions listed on the GOLD proxy card (other than [•] and [•], which are the two McDonald’s nominees that we proposed to replace with the Icahn Nominees).

Stockholders of Record: If your Shares are held in your own name, please authorize a proxy to vote by signing, dating and returning the enclosed GOLD proxy card using the postage-paid envelope provided.

Street Name Holders: If your Shares are held in the name of a bank, brokerage firm, dealer, trust company or other custodian, only that firm can vote such Shares and, with respect to the election of directors, only upon receipt of your specific voting instructions. Accordingly, we urge you to contact the person responsible for your account and instruct that person to execute the GOLD proxy card on your behalf. Your bank, brokerage firm, dealer, trust company or other custodian may provide for voting by Internet or telephone. Please follow the instructions provided by your bank, brokerage firm, dealer, trust company or other custodian to ensure your Shares are represented at the Annual Meeting.

If you have already voted using the Company’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card using the enclosed pre-paid envelope to vote to elect the Icahn Nominees. Only the latest-dated and validly executed proxy that you submit will be counted and any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section below. Holders of Shares as of the Record Date are urged to submit a GOLD proxy card even if your Shares were sold after the Record Date.

If you have any questions or require any assistance with your vote, please contact Harkins Kovler, LLC, which is assisting us, at their address, phone numbers or email address listed below. This Proxy Statement is first being sent or given to stockholders on or about [•], 2022.

Thank you for your support,

Barberry Corp.

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of the Participants’ proxy materials, please contact Harkins Kovler, LLC at the phone numbers listed below or by email.

Harkins Kovler, LLC

3 Columbus Circle, 15th Floor

New York, NY 10019

Banks and Brokerage Firms Please Call Collect: (212) 468-5380

All Others Call Toll Free: +1 (800) 257-3995

Email: MCD@harkinskovler.com

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED APRIL 4, 2022

2022 ANNUAL MEETING OF STOCKHOLDERS

OF

MCDONALD’S CORPORATION

110 North Carpenter Street

Chicago, Illinois 60607

PROXY STATEMENT

OF

BARBERRY CORP.

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

Barberry Corp., a Delaware corporation (“Barberry”), and Carl C. Icahn, a citizen of the United States of America (“Mr. Icahn” and, together with Barberry, the “Icahn Participants” and “we”), are stockholders of McDonald’s Corporation, a Delaware corporation (“McDonald’s” or the “Company”).

We are writing to you in connection with our solicitation of proxies for use at the 2022 Annual Meeting of Stockholders of the Company scheduled to be held virtually on a date, and at a time, to be determined by the Company, and at any and all adjournments, continuations or postponements thereof (the “Annual Meeting”).

As more fully discussed in this Proxy Statement, the terms of the Company’s current directors will expire at the Annual Meeting. Under the proxy rules, we may solicit proxies in support of the Icahn Nominees and also seek authority to vote for all of the McDonald’s nominees other than those McDonald’s nominees that we specify – [•] and [•]. This would enable a stockholder who desires to vote for up to a full complement of twelve (12) director nominees to use the GOLD proxy card to vote for the Icahn Nominees as well as the McDonald’s nominees for whom we are seeking authority to vote other than those nominees as to which the stockholder specifically withholds our authority to vote for.

We have determined to nominate Leslie Samuelrich and Maisie Lucia Ganzler and are seeking authority to vote for up to all of the McDonald’s nominees, other than [•] and [•]. As a result, should a stockholder so authorize us, on the GOLD proxy card, we would cast votes for the Icahn Nominees (Leslie Samuelrich and Maisie Lucia Ganzler) and ten (10) McDonald’s nominees.

THIS PROXY SOLICITATION IS BEING MADE BY THE PARTICIPANTS AND NOT ON BEHALF OF THE BOARD.

We take no responsibility for the accuracy or completeness of the Company’s proxy statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Company and the shareholder proposals has been taken from or is based upon documents and records from the Securities and Exchange Commission (the “SEC”) and other publicly available information.

McDonald’s has set the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting as [•], 2022 (the “Record Date”). Stockholders of record of shares of common stock, par value $0.01 per share (the “Shares”), at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were [•] Shares of McDonald’s outstanding and entitled to vote at the Annual Meeting according to the Company’s proxy statement filed with the SEC on [•], 2022. The Shares are the only class of stock entitled to vote at the Annual Meeting. As of the Record Date, the Icahn Participants beneficially owned, in the aggregate, 200 Shares, representing less than 0.1% of the outstanding Shares as of the Record Date, as further described on Annex I. We intend to vote our Shares in favor of the election of the Icahn Nominees to the Board and all of the McDonald’s nominees other than [•] and [•].

We urge you to sign, date and return the GOLD proxy card to elect the Icahn Nominees to the Board.

This Proxy Statement and GOLD proxy card are first being mailed or given to the Company’s stockholders on or about [•], 2022.

If you have already voted using the Company’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card using the enclosed pre-paid envelope to vote to elect the Icahn Nominees. Only the latest-dated and validly executed proxy that you submit will be counted and any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section below. Holders of Shares as of the Record Date are urged to submit a GOLD proxy card even if your Shares were sold after the Record Date.

For instructions on how to vote and other information about the proxy materials, see the Questions and Answers section starting on page 32.

WE URGE YOU TO PROMPTLY SIGN, DATE AND RETURN YOUR GOLD PROXY CARD.

If you have any questions or require any assistance with voting your Shares, please contact our proxy solicitor, Harkins Kovler, LLC: Banks and Brokerage Firms Please Call Collect: (212) 468-5380; All Others Call Toll Free: +1 (800) 257-3995; Email: MCD@harkinskovler.com.

IMPORTANT

Your vote is important, no matter how many Shares you own. The Participants urge you to promptly sign, date, and return the enclosed GOLD proxy card to elect the Icahn Nominees.

•

If your Shares are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to Barberry c/o Harkins Kovler, LLC, 3 Columbus Circle, 15th Floor, New York, NY 10019, using the enclosed postage-paid envelope today.

•

If your Shares are held by a bank, brokerage firm, dealer, trust company or other custodian, you are considered the beneficial owner of the Shares, and these proxy materials, together with a GOLD voting instruction form, are being forwarded to you by your bank, brokerage firm, dealer, trust company or other custodian. As a beneficial owner, you must provide voting instructions your bank, brokerage firm, dealer, trust company or other custodian. Your bank, brokerage firm, dealer, trust company or other custodian cannot vote your Shares on your behalf without your affirmative instructions.

•

Depending upon your bank, brokerage firm, dealer, trust company or other custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting instruction form provided by such firm for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting instruction form using the enclosed postage-paid return envelope.

WE URGE YOU NOT TO RETURN ANY PROXY CARD PROVIDED BY MCDONALD’S. YOU DO NOT NEED TO (AND SHOULD NOT) VOTE “WITHHOLD” ON MCDONALD’S PROXY CARD TO VOTE “FOR” OUR DIRECTOR CANDIDATES. YOU SHOULD NOT VOTE “FOR” ANY OF MCDONALD’S DIRECTOR NOMINEES OR ANY OTHER MATTER ON MCDONALD’S PROXY CARD. IF YOU VOTE AND RETURN BOTH OUR GOLD PROXY CARD AND MCDONALD’S WHITE PROXY CARD, ONLY THE LATEST DATED PROXY CARD WILL BE COUNTED.

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of the Participants’ proxy materials, please contact Harkins Kovler, LLC at the phone numbers listed below or by email.

Harkins Kovler, LLC

3 Columbus Circle, 15th Floor

New York, NY 10019

Banks and Brokerage Firms Please Call Collect: (212) 468-5380

All Others Call Toll Free: +1 (800) 257-3995

Email: MCD@harkinskovler.com

BACKGROUND OF THE SOLICITATION

Mr. Icahn and his representatives have engaged in various conversations and communications with McDonald’s and its representatives from time to time since 2012. The following is a chronology of the material events, including the key interactions and communications between the Participants and the Company, leading up to the filing of this Proxy Statement:

Early in 2012, Mr. Icahn became aware that The Humane Society of the United States (“HSUS”) had repeatedly sought a commitment from McDonald’s to take action to end the use of gestation crates by its suppliers. Gestation stalls or crates are metal enclosures, typically approximately 7 feet long and 2 feet wide, in which a breeding or pregnant sow is housed for much of her adult life in many industrialized farming systems including those that supply McDonald’s. We believe that these stalls are inhumane and cause unnecessary suffering for pigs that are used in the production of pork. At that time, Mr. Icahn’s daughter, Michelle Icahn Nevin, was employed by HSUS. Upon learning of the difficulty that HSUS was having in obtaining a commitment from McDonald’s, Mr. Icahn offered to contact McDonald’s directly. Mr. Icahn asked that McDonald’s announce plans to eliminate the use of gestation crates by its suppliers.

Following those discussions, on February 13, 2012, McDonald’s announced that it would end the use of gestation crates in its supply chain and that it was working on a plan to do so.1 McDonald’s then announced, on May 31, 2012, that it had developed a plan to source all of its pork for its U.S. business from producers that do not house pregnant sows in gestation stalls by 2022.2 In addition, McDonald’s announced an interim goal that by 2017, it would seek to source pork for its U.S. business only from producers that shared McDonald’s goal to phase out gestation stalls.

According to McDonald’s preliminary proxy statement filed with the SEC on March 28, 2022 (“McDonald’s Proxy”), between 2012 and 2017, McDonald’s continued to engage with its suppliers and other partners to implement its 2012 commitment. McDonald’s also indicated in the McDonald’s Proxy that the Company held a number of discussions with HSUS regarding a range of animal health and welfare issues, including the Company’s sow gestation stalls commitment.

On November 9, 2021, HSUS submitted a shareholder proposal to Desiree Ralls-Morrison, Executive Vice President, General Counsel and Corporate Secretary of McDonald’s, which proposal is included as Proposal 7 in this Proxy Statement. The HSUS Proposal requests that, among other things, the Company confirm that the confinement of gestating pigs in individual stalls would be eliminated from its U.S. pork supply chain by 2022.

On January 12, 2022, Mr. Icahn spoke with Jeffrey Pochowicz, McDonald’s Senior Director of Corporate Governance and Assistant Secretary, and informed him that he planned to nominate two directors for election at the Annual Meeting.

On January 13, 2022, Barberry purchased 100 Shares for an aggregate purchase price of $26,177.30 (including a commission of $0.003 per Share).

Also, on January 13, 2022, Mr. Icahn and Josh Balk, Vice President of Farm Animal Protection at HSUS, spoke with McDonald’s Chief Executive Officer, Chris Kempczinski. Mr. Kempczinski assured Mr. Icahn that McDonald’s would honor its pledge.

A further conversation took place on January 18, 2022, between Mr. Kempczinski and Mr. Icahn with respect to a letter from HSUS about the use of gestation stalls in McDonald’s supply chain.

On January 19, 2022, Icahn Partners LP, an affiliate of Barberry (“Icahn Partners”), sent a letter to Ms. Ralls-Morrison, in her capacity as McDonald’s Corporate Secretary, requesting McDonald’s form of director questionnaire and representation letter required to be completed by an individual to be eligible as a nominee for election to McDonald’s Board of Directors. McDonald’s provided these documents to Icahn Partners on January 21, 2022.

On January 24, 2022, Mr. Icahn spoke with Mr. Kempczinski and Mr. Enrique Hernandez, Jr., Chairman of McDonald’s Board of Directors. During this discussion, Mr. Icahn maintained that he felt McDonald’s was not honoring its original pledge and that gestation crates are unnecessarily cruel forms of animal abuse. Mr. Icahn shared his concern about verification methods to ensure that sows were not kept in gestation crates and questioned the seemingly inherent lack of transparency and trusted, third-party compliance.

On January 26, 2022, Mr. Kempczinski sent a letter to Mr. Icahn, in which he stated, on behalf of McDonald’s that: “The integrity of our ESG disclosures, our transparency around our progress towards our commitments, and the rigorous oversight by our Board all serve to hold the management team accountable to setting clear and achievable goals and making meaningful progress against them. That is why we are holding ourselves accountable to transparently communicate, and diligently report on, the challenges we have faced to meet our original 2022 target, and to transparently make public a new commitment deadline that we are confident we can reach by year-end 2024. And that is why we cannot, at this time, publicly commit to expanding our 2012 pork commitment beyond open pen gestation for confirmed pregnant sows to include an overall crate free goal, as The Humane Society U.S. (HSUS) would have us do. It’s our understanding from industry partners and suppliers that neither can anyone else at any meaningful volume scale.”

[1]	https://corporate.mcdonalds.com/corpmcd/en-us/our-stories/article/ourstories.gestation_stall.html
[2]	https://www.globenewswire.com/news-release/2012/05/31/1103959/0/en/McDonald-s-USA-Outlines-10-Year-Plan-for-Ending-Gestation-Stall-Use.html?msclkid=f1f4fcb3b43f11ecb980a858c3a6b08e

Essentially, the CEO of McDonald’s has altered the original wording of the pledge which was clearly about ending the use of gestation crates entirely. It is apparent that he would like us to believe that McDonald’s has not failed to honor its commitment because the original commitment was only relating to “confirmed pregnant sows”—not all of the sows, at any point during their pregnancy, which was the original intent.

McDonald’s website states that “[o]ver 60% of the U.S. pork supply chain has phased out the use of gestation stalls for pregnant sows.” In reality, McDonald’s has failed to state what its standard really is—not “pregnant sows” but “confirmed pregnant sows.” We believe that McDonald’s continues to hide behind misleading language and fails to state that McDonald’s has not followed through with the commitments it made in 2012 but has changed how it is measuring its commitment by limiting it to “confirmed pregnant sows.” They are simply reducing the amount of time sows spend locked in gestation crates and using misleading language to hide their failed commitment.

According to McDonald’s proxy, on February 1, 2022, McDonald’s held a conversation with HSUS that included Francesca DeBiase, Executive Vice President and Chief Global Supply Chain Officer, Katie Beirne Fallon, Executive Vice President and Chief Global Impact Officer, and Claire DiMattina, Senior Director, Public Policy. According to McDonald’s Proxy, during this meeting, HSUS stated that its objective was for McDonald’s to completely eliminate the use of all gestation stalls in its worldwide pork supply chain. According to McDonald’s Proxy, representatives from McDonald’s responded that HSUS demands departed from the 2012 commitment.

On February 3, 2022, Mr. Icahn delivered a letter to Mr. Kempczinski, in which Mr. Icahn noted that McDonald’s is “only 61% toward honoring the pork commitment you made in 2012, and that you now plan to meet it by 2024. Hence, even by your own standards, you acknowledge you failed to meet the ten-year commitment. But more importantly these standards are inferior to what I believe are now generally accepted as best practices.” Mr. Icahn’s letter then referred to California Proposition 12, which mandates adequate procurement standards for humane treatment of farm animals that are more closely with what consumers want, and notes that 4% of the pork industry is currently in compliance with Proposition 12, which proves that it can be accomplished at scale over time. Mr. Icahn also raised concerns that, if McDonald’s standards do not meet Proposition 12 standards, the standards that McDonald’s is using to meet its 2012 commitment regarding gestation crates are inadequate as they are inferior and subjective in comparison to what the States of California and Massachusetts have required.

In his February 3rd letter, Mr. Icahn then outlined that he would like McDonald’s to agree to all of the following:

•

100% of national supply chain compliance with “part 1” of Proposition 12 procurement standard by the end of 2023 (“part 1” referring to the language that “prohibits animals from being confined in a manner that prevents lying down, standing up, fully extending limbs or turning around freely);

•	100% of global supply chain compliance with “part 1” of Proposition 12 procurement standards by 2024;

•

100% of national supply chain compliance with “part 1” and “part 2” of Proposition 12 procurement standards by 2025 (“part 2” referring to the language that “prohibits confining a breeding pig with less than 24 square feet of usable floorspace per pig”);

•	100% of global supply chain compliance with “part 1” and “part 2” of Proposition 12 procurement standard by 2026;

•

SASB disclosure in accordance with the “Meat, Poultry & Dairy Industry” standard FB-MP-410a.1, which requests disclosure of the “percentage of pork produced without the use of gestation crates.” Mr. Icahn also pointed out that he did notice that under FB-FR-430a.2 in McDonald’s current SASB disclosure, McDonald’s reports progress towards the 2012 commitment but fails to disclose the “percentage of revenue from pork produced without the use of gestation crates,” but Mr. Icahn believes that the “Meat, Poultry & Dairy Industry” Standard is more appropriate in this context as it requests the disclosure of “percentage of pork produced without the use of gestation crates.” (To be clear, note the percentage of pork from reduced gestation crate usage which is what McDonald’s currently reports to SASB);

•	Two board designees for compliance verification; and

•	Agreed upon public facing pledge that outlines McDonald’s updated standards which comply with those set forth in Proposition 12.

According to McDonald’s Proxy, between February 4 and February 11, 2022, representatives of McDonald’s continued to discuss with HSUS the challenges with respect to the feasibility of completely eliminating the use of all gestation stalls in its supply chain while meeting customer demands. According to McDonald’s Proxy, such representatives also engaged with numerous pork producers, including those identified by HSUS, with respect to supplier availability.

On February 11, 2022, Mr. Barshay had a telephonic conference with Jesse Lynn, the General Counsel of Icahn Enterprises L.P. During the call, Messrs. Barshay and Lynn discussed the different views held by McDonald’s and Mr. Icahn.

On February 14, 2022, Mr. Barshay had a telephonic conference with Messrs. Icahn and Lynn. During this meeting, Mr. Icahn reiterated his views regarding the 2012 commitment and the matters raised by HSUS, and Mr. Barshay explained McDonald’s position on these matters.

On February 16, 2022, Mr. Icahn discussed his views on McDonald’s acquisition of gestation stall-free pork in an interview on the Bloomberg Television network in which he stated “[w]e are probably 90% there from putting up a slate. You know, we’re not going to fool around with them anymore.” Mr. Icahn then referred to the commitments McDonald’s had made to him in 2012, noting that he expected McDonald’s to “live up to your promise” and expressed concern that “companies [are] making all this money and the animals are just suffering for no reason.”

On February 19, 2022, Barberry, in its capacity as a record holder of Shares, sent McDonald’s a formal notice of its intent to nominate each of Leslie Samuelrich and Maisie Lucia Ganzler, who we collectively refer to as the Icahn Nominees, as director candidates at the Annual Meeting pursuant to the requirements set forth in the Bylaws. Each of Ms. Samuelrich and Ms. Ganzler also provided a consent to being named as a director nominee in any proxy solicitation materials and to serve on the Board if elected or appointed.

McDonald’s issued a statement on February 20, 2022, indicating that McDonald’s is aware that it failed to meet its commitment and blamed “industry-wide challenges for farmers and producers, such as the COVID-19 pandemic and global swine disease outbreaks.”

On March 21, 2022, Ms. Samuelrich and Ms. Ganzler participated in virtual interviews with members of the Governance Committee of McDonald’s Board of Directors.

On March 24, 2022, Mr. Barshay contacted Mr. Lynn to inform him that the McDonald’s Board of Directors had determined not to include either of Ms. Ganzler or Ms. Samuelrich as part of its slate of director nominees for the Annual Meeting.

On March 28, 2022, the Company filed its preliminary proxy statement with the SEC.

On April 4, 2022, the Participants filed their preliminary proxy statement with the SEC.

While the Participants intend to support the shareholder proposals that are included in McDonald’s Proxy and set forth below as Proposals 4-10, the Participants are not acting in conjunction with any other shareholder, including HSUS. There are no agreements, understandings or relationships between any of the Participants and any of the proponents of any of the shareholder proposals, including HSUS. Except as set forth in this Proxy Statement (including the Annexes), the Participants are not the members of a “group” (as such term is used in Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise acting in concert with any other person.

We are soliciting your support to elect the Icahn Nominees at the Annual Meeting (for additional information regarding the Icahn Nominees, please see Proposal 1 below). McDonald’s has not fulfilled its commitment to end inhumane practices used by its pork suppliers and we believe that this broken promise is reflective of other shallow policies and oversight concerning a range of environmental, social and governance, commonly referred to as “ESG”, issues. Critical action is necessary to keep McDonald’s focused on improving the treatment of animals, and “use its scale for good”—as they would put it. McDonald’s has had years to fulfill its obligations but keeps failing to stand behind its commitments. We believe that immediate action is necessary.

We believe that the Board needs to include individuals that are capable of driving McDonald’s commitments to animal welfare as its current Board has failed to do so. We strongly believe that our nominees would hold McDonald’s accountable and would drive McDonald’s to fulfill its promises.

WE STRONGLY RECOMMEND A VOTE “FOR” THE ELECTION OF THE ICAHN NOMINEES.

REASONS FOR OUR SOLICITATION

We are soliciting your support to elect the Icahn Nominees at the 2022 Annual Meeting because we believe that McDonald’s current Board has not fulfilled its promise to stop sourcing pork from suppliers who maintain inhumane animal treatment practices. We contend that this broken promise, as well as other supply chain issues at the Company, indicate cracks in the Board’s much-touted environmental, social and governance (“ESG”) efforts. Nearly a decade ago, McDonald’s made a public commitment to shareholders and stakeholders that by 2022, the Company would end the use of gestation crates in their supply chain. They also shared a ten-year plan around this time with the goal of sourcing, “all pork for its U.S. businesses from producers that do not house pregnant sows in gestation stalls by the end of 2022.” McDonald’s has not made good on this important commitment, which is why we believe new directors are necessary to help keep McDonald’s Board focused on and accountable for improving animal welfare by its suppliers and other critical ESG issues.

Gestation stalls or crates are metal enclosures, typically 7 feet long and 2 feet wide, in which a breeding or pregnant sow is housed for much of her adult life in many commercial farms. These enclosures immobilize sows to the degree that they cannot turn around or walk. California’s Proposition 12 requires breeding sows to be able to lie down and turn around in spaces in which they are housed, essentially outlawing the use of gestation stalls. While Proposition 12 is currently subject to legal challenges, we believe, based on the significant public support for the initiative, that this and similar proposals will, sooner rather than later, become standard practice across the country and eventually the rest of the planet. As a leading fast-food chain in the U.S. and a world famous brand, we believe that McDonald’s should be an ESG leader (as it claims to be) by keeping its promise from over a decade ago to improve the treatment of animals in its supply chain and expeditiously require that its pork comes from suppliers that do not use gestation crates whatsoever.

According to the statement issued by McDonald’s on February 20, 2022, McDonald’s is aware that it failed to meet its commitment and blamed “industry-wide challenges for farmers and producers, such as the COVID-19 pandemic and global swine disease outbreaks.” We believe that McDonald’s should have been prioritizing and making headway on this issue well before these challenges arose. McDonald’s now says that it “expects to source 85% to 90% of its U.S. pork volumes from sows not housed in gestation crates during pregnancy” by the end of 2022. This is misleading because in reality these sows are kept in gestation crates for several weeks of each pregnancy (with multiple pregnancies each year). Gestation crates are still being used by McDonald’s suppliers—they have simply reduced the amount of time that sows are kept inside of them. But when looking at the lifecycle of a breeding sow on industrialized farms, including those that McDonald’s buys from, this ends up being much of her entire life trapped inside a tiny, inhumane crate. McDonald’s acknowledges on its own website that its customers want to know how their food is produced and where it comes from, leading us to question why they have not been focused on honoring the commitment made to stakeholders over a decade ago.

It is our belief that the current Board will not honor important commitments regarding animal welfare, nor improve and properly oversee policies given its failure to meet its former pledge regarding the elimination of gestation crates by its pork suppliers. We believe that regardless of how far along a sow is in her pregnancy she should not be housed in a crate. Per the original pledge, and growing global legislation, McDonald’s pork suppliers should be completely “crate free” and McDonald’s should require its suppliers to follow a specific timeline for compliance. Strong oversight from top management and the Board of Directors should thoroughly oversee and monitor progress and verification and this is why we urge you to vote “FOR” our candidates, who have superior experience and knowledge in areas of animal welfare and sustainability.

In our view, McDonald’s needs to include independent individuals that are capable of driving McDonald’s commitments to animal welfare because the current Board has historically failed to do so. We strongly believe that our diverse nominees would hold the Company accountable by driving leadership to fulfill its promises and use its “size and global reach to improve animal health and welfare” as McDonald’s claimed it would do. The Icahn Nominees have extensive experience in sustainability, supply chain matters, animal welfare, and other ESG matters. Each of the Icahn Nominees recognizes that as a member of the Board each of them will owe fiduciary duties to all of the Company’s stockholders. Our nominees are:

Leslie Samuelrich

Leslie Samuelrich has more than 25 years of experience in ESG, corporate engagement, environmental and public health programs, and investment management. Ms. Samuelrich is currently the President of Green Century Capital Management, where she focuses on the firm’s investment strategies, business development, and impact investing program. Additionally, Ms. Samuelrich is the President of Green Corps and serves as a director of various ESG-focused organizations, including the Environmental Action Research Center and the Progressive Future Network. She also previously served on the Board of Directors of the Forum for Sustainable and Responsible Investment and the Advisory Board of the Intentional Endowments Network. Ms. Samuelrich was honored as one of the “43 World-Changing Women in Conscious Business” in 2020 and holds a BA in Economics from Boston College.

Maisie Lucia Ganzler

Maisie Lucia Ganzler has more than two decades of experience in the restaurant and food service industry, as well as significant expertise in matters involving labor, animal welfare, sustainability, and procurement. Ms. Ganzler is currently the Chief Strategy & Brand Officer of Bon Appétit Management Company, which is a wholly owned subsidiary of Compass Group (OTCMKTS: CMPGY), where she oversees purchasing, culinary, marketing, communications, wellness, and guest-facing technology. For more than two decades, Ms. Ganzler has helped drive commitment to ethical sourcing that covers labor rights, animal welfare, sustainability, and local procurement. She currently serves as a director of Air Protein and as a member of the board of Equitable Food Initiative, a non-profit certification and skill-building organization that seeks to transform agriculture and improve the lives of farmworkers. Ms. Ganzler previously served as a member of the board of FoodWhat, which serves low-income and struggling teenage youth across Santa Cruz County who suffer disproportionately from common problems associated with poverty. Ms. Ganzler holds a BA in Hotel Administration from Cornell University.

WE STRONGLY RECOMMEND A VOTE “FOR” THE ELECTION OF THE ICAHN NOMINEES.

If you have any questions or require any assistance with voting your Shares, please contact our proxy solicitor, Harkins Kovler, LLC: Banks and Brokerage Firms Please Call Collect: (212) 468-5380; All Others Call Toll Free: +1 (800) 257-3995; Email: MCD@harkinskovler.com.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Proposal 1: Election of the Icahn Nominees

The Board of the Company currently consists of twelve (12) directors. Directors hold office until the Company’s next annual meeting following their election or until their successors are elected and qualified, unless prior to that time they have resigned, retired or otherwise left office. On February 19, 2022, we gave notice to the Company of our intention to nominate the Icahn Nominees to serve as directors of the Company.

McDonald’s is proposing that twelve (12) directors be elected at the Annual Meeting. Under the proxy rules, we may solicit proxies in support of the Icahn Nominees and also seek authority to vote for all of the McDonald’s nominees other than those McDonald’s nominees that we specify – [•] and [•]. This would enable a stockholder who desires to vote for up to a full complement of twelve (12) director nominees to use the GOLD proxy card to vote for the Icahn Nominees as well as the McDonald’s nominees for whom we are seeking authority to vote other than those nominees as to which the stockholder specifically withholds our authority to vote for.

We have determined to nominate Leslie Samuelrich and Maisie Lucia Ganzler and are seeking authority to vote for up to all of the McDonald’s nominees, other than [•] and [•]. As a result, should a stockholder so authorize us, on the GOLD proxy card, we would cast votes for the Icahn Nominees (Leslie Samuelrich and Maisie Lucia Ganzler) and ten (10) McDonald’s nominees. If elected, the Icahn Nominees will constitute a minority on the Board, and there can be no guarantee that our nominees will be able to implement the actions that they believe are necessary to unlock stockholder value.

Each of the Icahn Nominees has consented to being named a nominee in this Proxy Statement and has confirmed his willingness to serve on the Board if elected. The Icahn Participants do not expect that any of the Icahn Nominees will be unable to stand for election, but in the event that a vacancy in the slate of Icahn Nominees should occur unexpectedly because any Icahn Nominee is unable to serve on the Board or for good cause will not serve on the Board, the Shares represented by the GOLD proxy card will be voted for a substitute candidate selected by the Icahn Participants, to the extent this is not prohibited under the Bylaws and applicable law, in each case in light of the specific facts and circumstances surrounding such substitution. Should the Icahn Participants determine that it is necessary to add nominees in accordance with the Bylaws and applicable law, whether because the Company expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, Barberry will supplement this Proxy Statement.

Directors will be elected by a plurality of the Shares represented virtually or by proxy and entitled to vote on the election of directors, meaning that the twelve (12) nominees receiving the most votes for their election will be elected. Abstentions and broker non-votes, if any, will have no effect on the result of this vote.

Biographical Information Regarding the Icahn Nominees

The following information concerning the age, principal occupation and business experience during the last five years, and current public directorships of each of the Icahn Nominees has been furnished to the Participants by each of the Icahn Nominees.

Leslie Samuelrich, age 58, is currently the President of Green Century Capital Management, where she has been employed since 2012, focusing on the firm’s investment strategies, business development, and impact investing program. Ms. Samuelrich is currently, and has been since June 2020, a director of the Environmental Action Research Center. Since June 2017, she also is the President and director of Green Corps. Since 1994, Ms. Samuelrich has been the Vice Chair and director of Green Corps Campaigns. Ms. Samuelrich has been a director of the National Center for Public Interest since September 2019, the Progressive Future Network since March 2016, and the Progressive Future Education Network since February 2016. Ms. Samuelrich has more than 25 years of experience in ESG investing, corporate engagement, and environmental and public health programs. Her comments have appeared in The Wall Street Journal, Bloomberg, the New York Times, Responsible Investor, Barron’s, and many other outlets. She was elected for two terms and served on the Board of Directors of the Forum for Sustainable and Responsible Investment (US SIF) and the Advisory Board of the Intentional Endowments Network. She is a guest lecturer on impact investing at The Wharton School and annually presents at dozens of national and regional industry conferences and events. Ms. Samuelrich was honored with the 2019 SRI Service Award, which recognizes an “individual who has demonstrated leadership, innovation, high standards of professional conduct, and accomplishment in collaboration with other SRI industry leaders.” She also was selected as one of the “43 World-Changing Women in Conscious Business” in 2020. She holds a BA in Economics from Boston College. Ms. Samuelrich’s significant experience in ESG investing, corporate engagement, environmental and public health programs, as well as her experience as an investment professional, make her well qualified to serve on the Board of the Company. Ms. Samuelrich’s business address is 114 State Street, Suite 200, Boston, MA 02109. Ms. Samuelrich does not own, and has not owned during the past two years, directly or indirectly, beneficially or of record, any class of securities of the Company, including the Shares.

Director Qualifications: Ms. Samuelrich’s significant experience in ESG investing, corporate engagement, environmental and public health programs, as well as her experience as an investment professional, make her well qualified to serve on the Board.

Maisie Lucia Ganzler, age 50, is currently the Chief Strategy & Brand Officer of Bon Appétit Management Company, which is a wholly owned subsidiary of Compass Group. Bon Appétit Management Company is an on-site restaurant company offering full food-service management to corporations, universities, museums, and specialty venues, and currently operates 1,000 cafes in 33 states. Ms. Ganzler oversees purchasing, culinary, marketing, communications, wellness, and guest-facing technology. Ms. Ganzler has been employed by Bon Appétit Management Company since 1994, except for an 18-month period beginning in June 1996, where Ms. Ganzler was employed by World Wrapps. For more than two decades, Ms. Ganzler has helped drive commitment to ethical sourcing that covers labor rights, animal welfare, sustainably and local procurement. Ms. Ganzler currently serves, and has since 2019, as a director of Air Protein, a modern food company that aims to develop sustainable protein from air. Since 2015, she has served as a member of the board of Equitable Food Initiative, a non-profit certification and skill-building organization that seeks to transform agriculture and improve the lives of farmworkers. From 2015 to 2021, Ms. Ganzler served as a member of the board of FoodWhat, which serves low-income and struggling teenage youth across Santa Cruz County who suffer disproportionately from common problems associated with poverty. Ms. Ganzler holds a BA in Hotel Administration from Cornell University. Ms. Ganzler has extensive experience in the restaurant and food service industry, as well as matters involving labor, animal welfare, sustainability, and procurement, which make her well qualified to serve on the Board of the Company. Ms. Ganzler’s business address is 201 Redwood Shores Parkway #100, Redwood Shores, CA 94065. Ms. Ganzler does not own, and has not owned during the past two years, directly or indirectly, beneficially or of record, any class of securities of the Company, including the Shares.

Director Qualifications: Ms. Ganzler has extensive experience in the restaurant and food service industry, as well as matters involving labor, animal welfare, sustainability, and procurement, which make her well qualified to serve on the Board.

Nominee Agreements

Except for the nominee agreements described below, there are no understandings or arrangements between any of the Icahn Nominees or any other person pursuant to which the nominations are to be made by the Participants. Pursuant to nominee agreements entered into by each of the Icahn Nominees with Barberry, Barberry has agreed to indemnify such Icahn Nominee with respect to all losses, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including reasonable attorneys’ fees, costs, expenses and disbursements incurred by such Icahn Nominee) in connection with (i) the proxy contest relating to the Annual Meeting or a special meeting called for the election of directors or (ii) such Icahn Nominee being called to testify or give a deposition in any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof, relating solely to such nominee’s role as a nominee for director of McDonald’s (whether or not such Icahn Nominee is a party or is threatened to be made a party to such proceeding). Such indemnification provisions of the nominee agreements cover a nominee’s service as a nominee and not, if elected, as a director of the Company. None of Icahn Nominees are entitled to the payment of any fees from any of the Icahn Participants in respect of such nominee agreeing to serve as an Icahn Nominee. Additional information concerning the Icahn Nominees is set forth in Annex I to this Proxy Statement.

Interests of the Icahn Nominees

If elected, each Icahn Nominee would receive such directors’ fees as may be payable by the Company in accordance with its practice at the time and, as a result, the Icahn Nominees may be deemed to have an interest in their nominations for election to the Board. The Participants expect that the Icahn Nominees, if elected, will be indemnified for service as directors of McDonald’s to the same extent indemnification is provided to the current directors of McDonald’s under the Restated Certificate of Incorporation, effective as of May 23, 2019, and Bylaws and that such individuals would be covered by any policy of insurance under which McDonald’s insures its directors and officers.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Proposal 2: Advisory Vote to Approve Executive Compensation

Based on information contained in McDonald’s Proxy, it is expected that at the Annual Meeting the stockholders will be asked to adopt the advisory resolution approving the Company’s executive compensation program for the Company’s named executive officers as described in McDonald’s Proxy. Proposal 2, which is known as a “say-on-pay” proposal, allows the Company’s stockholders to express their views on the compensation paid to McDonald’s named executive officers. Due to our belief that the Company’s management and Board have failed to follow through on their commitments relating to the use of gestation crates and that, during such time, the Company has continued to increase the compensation paid to its executives, we recommend that you vote “AGAINST” the Company’s “say-on-pay” proposal.

Based on McDonald’s Proxy, the approval of Proposal 2 on an advisory basis requires the affirmative vote of a majority of the Shares represented and voting at the Annual Meeting. Based on McDonald’s Proxy, broker non-votes will not be considered in determining the number of votes necessary for approval and, therefore, will have no effect on the outcome of the vote for this proposal. An abstention from voting by a stockholder present by virtually attending the Annual Meeting or represented by proxy has the same legal effect as a vote “against” the matter because it represents a Share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve Proposal 2.

We recommend a vote “AGAINST” the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Proposal 3: Ratification of the Appointment of Ernst & Young LLP as Independent Auditor for 2022

Based on information contained in McDonald’s Proxy, it is expected that at the Annual Meeting the stockholders will be asked to ratify the appointment of Ernst & Young LLP as the Company’s independent external audit firm for 2022. The Company’s Audit & Finance Committee has appointed Ernst & Young LLP as the independent registered public accounting firm to audit its consolidated financial statements for the year ending December 31, 2022, including the audit of McDonald’s internal control over financial reporting.

Based on McDonald’s Proxy, the approval of Proposal 3 on an advisory basis requires the affirmative vote of a majority of the Shares represented and voting at the Annual Meeting. Based on McDonald’s Proxy, broker non-votes will not be considered in determining the number of votes necessary for approval and, therefore, will have no effect on the outcome of the vote for this proposal. An abstention from voting by a stockholder present by virtually attending the Annual Meeting or represented by proxy has the same legal effect as a vote “against” the matter because it represents a Share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve Proposal 3.

We recommend a vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for 2022.

SHAREHOLDER PROPOSALS

Based on information contained in McDonald’s Proxy, Proposals 4 – 10 are shareholder proposals that were submitted by McDonald’s shareholders and the text of the shareholder proposals and supporting statements appear in McDonald’s Proxy exactly as received from the proponent(s) unless otherwise noted. McDonald’s Proxy notes that all of the statements contained in the shareholder proposals and supporting statements are the sole responsibility of the proponents. Each shareholder proposal is required to be voted on at the Company’s 2022 Annual Shareholders’ Meeting only if properly presented. Accordingly, we have provided information with respect to the shareholder proposals in the same form as such proposals are set forth in McDonald’s Proxy.

As noted below, we recommend a vote “FOR” the advisory votes on the shareholder proposals set forth below as Proposals 4 – 10. We believe that each of the shareholder proposals would facilitate increased disclosure and transparency to McDonald’s stockholders, including relating to ESG matters, and would further McDonald’s corporate governance objectives.

While the Participants intend to support the shareholder proposals that are set forth below as Proposals 4-10, the Participants are not acting in conjunction with any such shareholder, including HSUS. There are no agreements, understandings or relationships between any of the Participants and any of the proponents of any of the shareholder proposals, including HSUS. Except as set forth in this Proxy Statement (including the Annexes), the Participants are not the members of a “group” (as such term is used in Rule 13d-5 of the Exchange Act) or otherwise acting in concert with any other person.

Proposal 4: Advisory Vote on a Shareholder Proposal Requesting to Modify the Threshold to Call Special Shareholders’ Meetings

The following content of the following shareholder proposal is the responsibility of the proponent of such proposal. We do not accept any responsibility for the content of such proposal and are merely describing the proposal based upon information provided by the Company in its proxy statement.

Based on McDonald’s Proxy, Mr. John Chevedden has notified the Company that he intends to submit the following shareholder proposal at the Annual Meeting:

“Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting.

Currently it takes a theoretical 25% of all shares outstanding to call for a special shareholder meeting. This theoretical 25% of all shares outstanding translates into 37% of the shares that vote at our annual meeting.

It would be hopeless to think that shares that do not have time to vote would have the time to go through the special procedural steps to call for a special shareholder meeting.

Plus 100% shares are excluded that are not held in a “net long position.” Thus a group of shareholders who own 37% of the shares that vote at the annual meeting could determine that they own 45% of the shares that vote at the annual meeting after they include their shares that are not “net long.”

A theoretical 25% share ownership to call a special shareholder meeting that potentially translates into a 45% share ownership is nothing for management to brag about. However McDonald’s management made the dubious claim that it was a “Strong Communication Tool for Our Shareholders.”

Plus we have absolutely no right to act by written consent. We gave 42% support to a 2021 shareholder proposal for a right to act by written consent in spite of an extreme management opposition statement.

This 42% support likely translated into 51 % support from the shares that have access to independent proxy voting advice. There is no evidence that management subsequently talked to the large shareholders who voted in favor of the 2021 proposal to determine the action they expected McDonald’s management to take.

Management should support a majority vote from the shares that have access to independent proxy voting advice and are not forced to rely on the dubious opposition statement of management. Deep pockets McDonald’s management is getting a free ride on the backs of small shareholders who do not have access to independent proxy voting advice.

We need an improved right to call for a special shareholder meeting to make up for its current severe limitation and to make up for the fact that we have absolutely no right to act by written consent. Conagra shareholders gave 85%-support to a 2021 shareholder proposal for a shareholder right to act by written consent.

Please vote yes:

Special Shareholder Meeting Improvement—Proposal 4”

Based on McDonald’s Proxy, the approval of Proposal 4 on an advisory basis requires the affirmative vote of a majority of the Shares represented and voting at the Annual Meeting. Based on McDonald’s Proxy, broker non-votes will not be considered in determining the number of votes necessary for approval and, therefore, will have no effect on the outcome of the vote for this proposal. An abstention from voting by a stockholder present by virtually attending the Annual Meeting or represented by proxy has the same legal effect as a vote “against” the matter because it represents a Share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve Proposal 4.

WE RECOMMEND A VOTE “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING TO MODIFY THE THRESHOLD TO CALL SPECIAL SHAREHOLDERS’ MEETINGS.

Proposal 5: Advisory Vote on a Shareholder Proposal Requesting a Report on Reducing Plastics Use

The following content of the following shareholder proposal is the responsibility of the proponent of such proposal. We do not accept any responsibility for the content of such proposal and are merely describing the proposal based upon information provided by the Company in its proxy statement.

Based on McDonald’s Proxy, As You Sow Foundation, on behalf of The Leventhal-Walton Family Trust dated May 8, 2015, as amended, and two co-filers, has notified the Company that it intends to submit the following shareholder proposal at the Annual Meeting:

“WHEREAS: The growing plastic pollution crisis poses increasing risks to our company. Corporations could face an annual financial risk of approximately $100 billion should governments require them to cover the waste management costs of the packaging they produce, a policy that is increasingly being enacted around the globe.3

Pew Charitable Trusts released a groundbreaking study, Breaking the Plastic Wave (Pew Report), concluding that if all current industry and government commitments were met, ocean plastic deposition would be reduced by only 7%. Without immediate and sustained new commitments throughout the plastics value chain, annual flows of plastics into oceans could nearly triple by 2040.

The Pew report finds that improved recycling is insufficient to stem the plastic tide — it must be coupled with reductions in use, materials redesign, and substitution. It concludes that at least one-third of plastic use can be reduced and that reduction is the most attractive solution from environmental, economic, and social perspectives. The European Union has banned 10 single-use plastic products commonly found in ocean cleanups and enacted a $1/kg tax on non-recycled plastic packaging waste.

McDonald’s is part of a “to go” packaging culture, contributing to plastic pollution of land and water through its disposable packaging. The company has removed polystyrene foam containers from its operations but continues to use significant amounts of single-use plastic. McDonald’s reported the tonnage of plastic packaging it used in its beverage cups, lids, and utensils in 2018 at 153,000 metric tons,4 with only 2% recycled content. To reduce plastic use, McDonald’s should position the company to shift permanently away from single-use packaging and towards reusable containers.

Competitor Starbucks is shifting away from single-use packaging and developing new global reusable container goals, which could reduce plastic use by thousands of tons.

Unilever has taken the most significant corporate action to date, agreeing to cut virgin plastic packaging by 50% by 2025, including absolute elimination of 100,000 tons of plastic packaging. Seventeen other consumer goods companies have virgin plastic reduction goals, including Procter & Gamble, Colgate-Palmolive, Nestlé, and Target.5 McDonald’s has no virgin plastic reduction goal.

BE IT RESOLVED: Shareholders request that the McDonald’s Board issue a report, at reasonable expense and excluding proprietary information, describing how the company will reduce its plastics use in alignment with the reductions findings of the Pew Report, or other authoritative sources, to feasibly reduce ocean pollution.

SUPPORTING STATEMENT: The report should, at Board discretion:

•	Assess the reputational, financial, and operational risks associated with continuing to use substantial amounts of plastic packaging while plastic pollution grows unabated;

•	Evaluate the benefits of dramatically reducing the amount of plastics used in our packaging.

•

Describe how McDonald’s can further reduce single-use packaging, including any planned reduction strategies or goals, materials redesign, transition to reusables, substitution, or reductions in use of virgin plastic.”

Based on McDonald’s Proxy, the approval of Proposal 5 on an advisory basis requires the affirmative vote of a majority of the Shares represented and voting at the Annual Meeting. Based on McDonald’s Proxy, broker non-votes will not be considered in determining the number of votes necessary for approval and, therefore, will have no effect on the outcome of the vote for this proposal. An abstention from voting by a stockholder present by virtually attending the Annual Meeting or represented by proxy has the same legal effect as a vote “against” the matter because it represents a Share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve Proposal 5.

[3]	https://www.pewtrusts.org/-/media/assets/2020/07/breakingtheplasticwave_report.pdf
[4]	https://www.worldwildlife.org/publications/transparent-2020
[5]	https://www.asyousow.org/report-page/plastic-pollution-scorecard-2021

WE RECOMMEND A VOTE “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A REPORT ON REDUCING PLASTICS USE.

Proposal 6: Advisory Vote on a Shareholder Proposal Requesting a Report on Antibiotics and Public Health Costs

The following content of the following shareholder proposal is the responsibility of the proponent of such proposal. We do not accept any responsibility for the content of such proposal and are merely describing the proposal based upon information provided by the Company in its proxy statement.

Based on McDonald’s Proxy, the Shareholder Commons, representing Trinity College, Cambridge, has notified the Company that it intends to submit the following shareholder proposal at the Annual Meeting:

“RESOLVED, shareholders ask that the board commission and publish a report on (1) the link between the public-health costs created by the use of antibiotics in the Company’s supply chain and McDonald’s prioritization of enterprise risk and (2) the manner in which such costs may affect the market returns available to its diversified shareholders.

Supporting Statement:

At least 700,000 people die annually due to antimicrobial resistance (AMR), the phenomenon of pathogens becoming resistant to antibiotics and other antimicrobials. The death toll may rise to 10 million by 2050.6 The 2021 YUM! Antimicrobial Resistance Report7 (“Yum Report”) identifies AMR as “among the 21st century’s main threats,” noting:

[T]he World Bank estimates a global GDP shrinkage of 3.8% [due to AMR], with direct costs reaching over $3 trillion USD, annually… However, even high-AMR scenarios may reflect an underestimation of the true costs of AMR because of the challenges in calculating second order effects....

Misuse of antimicrobials in animal husbandry accelerates resistance. The Yum Report notes the link between producing meat and AMR, finding that “agriculture and livestock settings account for approximately two-thirds of global antibiotics [use]” and that many “factors point to alternative practices that can decrease the need for excessive antibiotic use in animal husbandry.”

While the Company says it is reducing antibiotic use,8 McDonald’s addresses environmental and social issues like AMR only to the extent that doing so optimizes its financial returns. In describing its approach to such issues, McDonald’s says it “identifies and addresses a broad range of risks that can directly or indirectly impact the organization.”9 By only addressing risk to the enterprise, McDonald’s prioritizes financial returns over threats to public health, so that it can continue to profit from conduct that creates such threats, so long as doing increases financial returns. Nowhere does the Company suggest that it will surrender any long-term financial returns if necessary to preserve the efficacy of antibiotics.

But a gain in profit that comes at the expense of public health is a bad trade for most McDonald’s shareholders, who are diversified and rely on broad economic growth to achieve their financial objectives. A strategy that increases Company financial returns but threatens global GDP is counter to the interests of most McDonald’s shareholders: reducing GDP will directly reduce long-term returns of diversified portfolios.10

This proposal requests a report on the trade-offs McDonald’s makes by prioritizing enterprise risk over risks to public health from the perspective of its largely diversified shareholders.

The requested report will help shareholders determine whether current Company policies serve shareholders’ best interests and whether McDonald’s should prioritize AMR over financial returns.

[6]	https://www.who.int/publications/i/item/no-time-to-wait-securing-the-future-from-drug-resistant-infections
[7]	https://www.yum.com/wps/wcm/connect/yumbrands/41a69d9d-5f66-4a68-bdee-e60d138bd741/Antimicrobial
+Resistance+Report+2021+11-4+-+final.pdf?MOD=AJPERES&CVID=nPMkceo
[8]	https://corporate.mcdonalds.com/corpmcd/en-us/our-stories/article/ourstories.beef_antibiotics.html
[9]	https://corporate.mcdonalds.com/corpmcd/our-purpose-and-impact/impact-strategy-and-reporting/governance-and-stakeholder-engagement.html
[10]	https://www.unepfi.org/fileadmin/documents/universal_ownership_full.pdf

Please vote for:

Report on Public-Health Costs of Antibiotic Use – Proposal 6”

Based on McDonald’s Proxy, the approval of Proposal 6 on an advisory basis requires the affirmative vote of a majority of the Shares represented and voting at the Annual Meeting. Based on McDonald’s Proxy, broker non-votes will not be considered in determining the number of votes necessary for approval and, therefore, will have no effect on the outcome of the vote for this proposal. An abstention from voting by a stockholder present by virtually attending the Annual Meeting or represented by proxy has the same legal effect as a vote “against” the matter because it represents a Share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve Proposal 6.

WE RECOMMEND A VOTE “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A REPORT ON ANTIBIOTICS AND PUBLIC HEALTH COSTS.

Proposal 7: Advisory Vote on a Shareholder Proposal Requesting Disclosure Regarding Confinement Stall Use in the Company’s U.S. Pork Supply Chain

The following content of the following shareholder proposal is the responsibility of the proponent of such proposal. We do not accept any responsibility for the content of such proposal and are merely describing the proposal based upon information provided by the Company in its proxy statement.

Based on McDonald’s Proxy, The Humane Society of the United States has notified the Company that it intends to submit the following shareholder proposal at the Annual Meeting:

“Is McDonald’s misleading shareholders about ESG initiatives?

For context, McDonald’s claims its ESG initiatives are “fundamental to how we operate.” Particularly, McDonald’s says its very “ability to serve safe, quality food comes from animals that are cared for properly.”

One specific initiative relates to gestation stalls in its pork supply.

These solitary confinement cages detain pigs so restrictively, they can’t even turn around.

Here’s how McDonald’s former VP of CSR described this:

“I toured my first sow facility, astonished as I observed a few thousand sows all lined up in rows, each confined to what seemed like a little prison.” The floors underneath, he wrote, “are slotted so that urine and feces slip through into vast cesspits” with the animals “immobilized above their own waste.”

McDonald’s Pledge:

McDonald’s announced it wants to see “the end” of gestation stalls in its U.S. supply chain. One press release, titled “McDonald’s USA Outlines 10-Year Plan for Ending Gestation Stall Use,” committed to reaching that goal by 2022.

McDonald’s Reporting:

In 2021, McDonald’s claimed to be tracking “at around 50%” of its “target.” McDonald’s also included that claim when reporting for the Sustainability Accounting Standards Board Index 2020, which asks for the percentage of pork produced “without the use of” gestation stalls.

Really?

The proponent is confident that, rather than eliminating the practice, McDonald’s is actually now just planning to *reduce* how long it lets suppliers lock gestating pigs in stalls. This is very different than its stated target of *ending* the confinement and would make McDonald’s reporting deceptive.

McDonald’s Pledge:

To help reach its target, McDonald’s also pledged that by 2017, it would only source pork from producers “who share its commitment to phase out gestation stalls.”

McDonald’s Reporting:

“We achieved our 2017 milestone to source pork for our U.S. business only from producers who share our commitment to phase out gestation stalls,” McDonald’s claims.

Really?

The proponent is also confident that, actually, McDonald’s suppliers have *no* commitment to *ever* phase out (i.e. end) their confinement of gestating pigs in individual stalls, which would make this claim deceptive too.

How does this impact shareholders?

McDonald’s has said it “is committed to being a company that the public can trust.” So, if McDonald’s is failing to implement longstanding ESG promises – while misleading the public – shareholders deserve to know. Especially since it pertains to an issue McDonald’s says speaks to its very “ability to serve safe, quality food.”

RESOLVED: Shareholders request McDonald’s confirm that the confinement of gestating pigs in individual stalls will be ended in its U.S. pork supply chain by 2022. If McDonald’s cannot so confirm, shareholders request disclosure of: 1) the percentage of pork in its U.S. supply produced without locking gestating pigs in solitary confinement stalls, and 2) the risks McDonald’s may face over the disparity between its gestation stall pledges/reporting and the reality within its supply chain. This should occur within three months of the 2022 annual meeting, at reasonable cost, and omit proprietary information.”

Based on McDonald’s Proxy, the approval of Proposal 7 on an advisory basis requires the affirmative vote of a majority of the Shares represented and voting at the Annual Meeting. Based on McDonald’s Proxy, broker non-votes will not be considered in determining the number of votes necessary for approval and, therefore, will have no effect on the outcome of the vote for this proposal. An abstention from voting by a stockholder present by virtually attending the Annual Meeting or represented by proxy has the same legal effect as a vote “against” the matter because it represents a Share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve Proposal 7.

WE RECOMMEND A VOTE “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING DISCLOSURE REGARDING CONFINEMENT STALL USE IN THE COMPANY’S U.S. PORK SUPPLY CHAIN.

Proposal 8: Advisory Vote on a Shareholder Proposal Requesting a Third-Party Civil Rights Audit

The following content of the following shareholder proposal is the responsibility of the proponent of such proposal. We do not accept any responsibility for the content of such proposal and are merely describing the proposal based upon information provided by the Company in its proxy statement.

Based on McDonald’s Proxy, SOC Investment Group has notified the Company that it intends to submit the following shareholder proposal at the Annual Meeting:

“RESOLVED, that shareholders of McDonald’s urge the Board of Directors to oversee a third-party audit analyzing the adverse impact of McDonald’s policies and practices on the civil rights of company stakeholders, above and beyond legal and regulatory matters, and to provide recommendations for improving the company’s civil rights impact. Input from civil rights organizations, franchisees, corporate and franchise employees, suppliers, and customers should be considered in determining the specific matters to be analyzed. A report on the audit, prepared at reasonable cost and omitting confidential or proprietary information, should be publicly disclosed on McDonald’s website.

SUPPORTING STATEMENT

Recently, the racial justice movement and the disproportionate impacts of COVID-19 have focused the public’s and policy makers’ attention on civil rights and gender and racial equity. McDonald’s says diversity, inclusion and equal empowerment are deeply rooted in its brand and underpin its success. Following the 2020 racial justice protests, it committed to “fair treatment in access, opportunity and advancement for all”, and stated an aim to “dismantle barriers to economic opportunity.”

Yet, it is unclear how McDonald’s addresses racial inequality, as it reports diversity data only for US company-owned restaurants and staff, excluding an estimated 660,000 US franchise workers.11 McDonald’s states that 72% of company-owned restaurant workers belong to historically underrepresented groups, but members of these groups hold only 29.1% of US leadership roles. McDonald’s does not disclose the extent or impact of any advancement training for its low wage restaurant crew workers. Inadequate wages, wage theft, lack of comprehensive sick leave, and health and safety risks have led to strikes and lawsuits by McDonald’s workers. More than 50 complaints and lawsuits alleging sexual harassment at company-owned and franchised McDonald’s outlets have been filed since 2016.

Lawsuits by 238 current and former Black franchisees describe “systematic and covert racial discrimination” and denial of “equal opportunity to success” from practices steering them to high cost, low volume operations in Black neighborhoods. Black McDonald’s executives have sued the company alleging disparate treatment based on race. The cases are pending.

A pending lawsuit alleges that while approximately 40% of customers are Black, McDonald’s tiered advertising budget based on racial stereotypes produces lower spend with Black-owned media groups. McDonald’s states that diverse-owned media represents 4%, and Black-owned media 2%, respectively, of advertising spend.

A civil rights audit will help McDonald’s identify, remedy, and avoid adverse impacts on its stakeholders. We urge McDonald’s to assess its behavior through a civil rights lens to obtain a complete picture of how it contributes to social and economic inequality.”

Based on McDonald’s Proxy, the approval of Proposal 8 on an advisory basis requires the affirmative vote of a majority of the Shares represented and voting at the Annual Meeting. Based on McDonald’s Proxy, broker non-votes will not be considered in determining the number of votes necessary for approval and, therefore, will have no effect on the outcome of the vote for this proposal. An abstention from voting by a stockholder present by virtually attending the Annual Meeting or represented by proxy has the same legal effect as a vote “against” the matter because it represents a Share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve Proposal 8.

WE RECOMMEND A VOTE “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A THIRD-PARTY CIVIL RIGHTS AUDIT.

[11]

McDonald’s website states that at end 2020, “more than 2 million people worked at franchised McDonald’s restaurants globally.” McDonald’s reports 13,025 US franchises, or 33% of total restaurants systemwide. Attributing US franchise workers to global workers based on this same proportion implies 660,000 workers. See McDonald’s 2020 Form 10-K, p. 20.

Proposal 9: Advisory Vote on a Shareholder Proposal Requesting a Report on Lobbying Activities and Expenditures

The following content of the following shareholder proposal is the responsibility of the proponent of such proposal. We do not accept any responsibility for the content of such proposal and are merely describing the proposal based upon information provided by the Company in its proxy statement.

Based on McDonald’s Proxy, National Legal and Policy Center (NLPC) has notified the Company that it intends to submit the following shareholder proposal at the Annual Meeting:

“RESOLVED:

The shareholders request that McDonald’s Corporation (“Company”) provide a full, detailed disclosure of our company’s direct and indirect lobbying activities and expenditures to assess whether our lobbying is consistent with Company’s expressed goals and in shareholders’ best interests.

Shareholders request the Board prepare a report, updated annually disclosing:

1.	Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications;

2.	Payments by Company used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient;

3.	Description of the decision-making process and oversight by management and the Board for making payments described in section 2 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation; (b) reflects a view on the legislation or regulation; and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation.

“Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Company is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include lobbying at the local, state and federal levels.

The report shall be presented to the Audit Committee or other relevant oversight committees of the Board and full details posted on the company’s website.

Supporting Statement

As shareholders we encourage transparency and accountability regarding staff time and corporate funds to influence legislation and regulation, both directly and indirectly.

Company’s lobbying expenditures may not include grassroots lobbying to directly influence legislation by mobilizing public support or opposition, nor lobbying expenditures in states that do not require disclosure.

Absent a system of transparency and accountability for lobbying expenditures, Company executives may use Company assets for objectives that are not shared by and may be inimical to the interests of the Company and its shareholders.

Current disclosure is insufficient to allow the Company’s Board, its shareholders, and its current and prospective customers to fully evaluate its lobbying priorities.

There is currently no single source providing shareholders the information sought by this resolution.”

Based on McDonald’s Proxy, the approval of Proposal 9 on an advisory basis requires the affirmative vote of a majority of the Shares represented and voting at the Annual Meeting. Based on McDonald’s Proxy, broker non-votes will not be considered in determining the number of votes necessary for approval and, therefore, will have no effect on the outcome of the vote for this proposal. An abstention from voting by a stockholder present by virtually attending the Annual Meeting or represented by proxy has the same legal effect as a vote “against” the matter because it represents a Share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve Proposal 9.

WE RECOMMEND A VOTE “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A REPORT ON LOBBYING ACTIVITIES AND EXPENDITURES.

Proposal 10: Advisory Vote on a Shareholder Proposal Requesting a Report on Global Public Policy and Political Influence

The following content of the following shareholder proposal is the responsibility of the proponent of such proposal. We do not accept any responsibility for the content of such proposal and are merely describing the proposal based upon information provided by the Company in its proxy statement.

Based on McDonald’s Proxy, John C. Harrington has notified the Company that he intends to submit the following shareholder proposal at the Annual Meeting:

“RESOLVED: Shareholders request the Company annually issue a transparency report on global public policy and political influence, disclosing company expenditures and activities outside of the United States. Such report should disclose company funding and in-kind support directed to candidates or electioneering, lobbying, and charitable donations for the preceding year including:

•	Recipients and amounts;

•	The Company’s membership in or payments to nongovernmental organizations including trade and business associations, scientific or academic organizations and charities;

•	The rationale for these activities.

The Board and management may, in its discretion, establish a de minimis threshold, such as contributions to an individual or organization totaling less than $250, below which itemized disclosures would not be required.

Supporting statement

In January 2021, international media reported that our Company “paused all of our political giving while we review our policies and procedures” and that moving forward our Company “will ensure that all contributions continue to align with our values and the purpose of our business.”12 This announcement raises significant concerns among investors regarding the global extent of our Company’s political activity given increased public scrutiny and intensifying demand for transparency.

As a truly global corporation, McDonald’s employs approximately 200,000 people and operates in 119 countries.13 While our Company discloses some information about U.S. political activities, spending to influence public policy internationally is not comprehensively disclosed. Currently shareholders receive minimum information on corporate funds expended globally to influence policies.

In March 2021, Vanguard cautioned that “poor governance of corporate political activity, coupled with misalignment to a company’s stated strategy or a lack of transparency about the activity, can manifest into financial, legal, and reputational risks that can affect long-term value.”14

Food industry support for scientific advocacy intended to shape policymaking is now seen critically. Our Company is listed as a member of the International Food Information Council (IFIC), a food and agrochemical industry group that conducts promotion and research to advance industry interests, often running counter to public health, such as IFIC’s messaging defending sugar, processed foods, artificial sweeteners, and pesticides.15

Similarly, our Company sponsors the International Food and Beverage Alliance (IFBA), which, in addition to lobbying against sugar reduction policies, has been exposed secretly lobbying through member-states to gain influence within the World Health Organization (WHO),16 and has opposed safeguarding of WHO’s nutrition policies from conflicts of interest.17

Our Company does not currently disclose these sponsorships on its website, raising transparency and credibility concerns regarding the controversies surrounding these bodies.18 Media and public scrutiny may quickly reveal corporate advocacy that seems at odds with a company’s stated values and brand image, which our business heavily depends on.

[12]	https://www.restaurantbusinessonline.com/financing/mcdonalds-says-it-pausing-its-political-donations
[13]	https://corporate.mcdonalds.com/content/dam/gwscorp/assets/investors/financial-information/annual-reports/2020%20Annual%20Report.pdf
[14]	https://about.vanguard.com/investment-stewardship/perspectives-and-commentary/INVSPOLS_032021.pdf
[15]	https://usrtk.org/our-investigations/how-big-food-spins-bad-news/
[16]	https://gh.bmj.com/content/6/6/e005216#ref-166
[17]	https://globalizationandhealth.biomedcentral.com/articles/10.1186/s12992-020-00611-1
[18]	https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/policital-contributions-and-policy.html#tradeAssociation

We urge you to vote in favor of this proposal and to encourage our company to disclose detailed data on its non-domestic contributions. Adopting this resolution would position the corporation globally to be a leader on political transparency.”

Based on McDonald’s Proxy, the approval of Proposal 10 on an advisory basis requires the affirmative vote of a majority of the Shares represented and voting at the Annual Meeting. Based on McDonald’s Proxy, broker non-votes will not be considered in determining the number of votes necessary for approval and, therefore, will have no effect on the outcome of the vote for this proposal. An abstention from voting by a stockholder present by virtually attending the Annual Meeting or represented by proxy has the same legal effect as a vote “against” the matter because it represents a Share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve Proposal 10.

WE RECOMMEND A VOTE “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A REPORT ON GLOBAL PUBLIC POLICY AND POLITICAL INFLUENCE.

Other Proposals

Except as set forth in this Proxy Statement, the Icahn Participants are not aware of any other matter to be considered at the Annual Meeting. However, if the Icahn Participants learn of any other proposals made at a reasonable time before the Annual Meeting, the Icahn Participants will either supplement this Proxy Statement and provide stockholders with an opportunity to vote by proxy directly on such matters or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the GOLD proxy card solicited by the Icahn Participants will vote such proxies in their discretion.

If you sign and return the GOLD proxy card, your Shares will be voted in accordance with your specifications.

If no direction is indicated with respect to the foregoing proposals, you will be deemed to have given a direction to vote the Shares represented by the GOLD proxy card: (1) “FOR” all nominees set forth in Proposal 1, plus the persons who have been nominated by McDonald’s to serve as directors, other than [•] and [•]; (2) “AGAINST” the advisory vote to approve the Company’s executive compensation; (3) “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year; (4) “FOR” the advisory vote on a shareholder proposal requesting to modify the threshold to call special shareholders’ meetings; (5) “FOR” the advisory vote on a shareholder proposal requesting a report on reducing plastics use; (6) “FOR” the advisory vote on a shareholder proposal requesting a report on antibiotics and public health costs; (7) “FOR” the advisory vote on a shareholder proposal requesting disclosure regarding confinement stall use in the Company’s U.S. pork supply chain; (8) “FOR” the advisory vote on a shareholder proposal requesting a third-party civil rights audit; (9) “FOR” the advisory vote on a shareholder proposal requesting a report on lobbying activities and expenditures; (10) “FOR” the advisory vote on a shareholder proposal requesting a report on global public policy and political influences; and (11) in the proxy holders’ discretion as to other matters that may property come before the Annual Meeting.

The Company has set the close of business on [•], 2022 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 110 North Carpenter Street, Chicago, Illinois 60607. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were [•] Shares outstanding.

WHY WE ARE NOMINATING ONLY TWO DIRECTOR CANDIDATES

The Board of McDonald’s is currently composed of twelve (12) directors, and, although there are twelve (12) directors standing for election at the Annual Meeting, we have nominated only two director candidates for the Annual Meeting. If all of our nominees are elected, the Board will be composed of the two Icahn Nominees and the ten McDonald’s nominees who receive the most votes cast in favor of his or her election at the Annual Meeting.

Under the proxy rules, we may solicit proxies in support of the Icahn Nominees and also seek authority to vote for all of the McDonald’s nominees other than those McDonald’s nominees that we specify – [•] and [•]. This would enable a stockholder who desires to vote for up to a full complement of twelve (12) director nominees to use the GOLD proxy card to vote for the Icahn Nominees as well as the McDonald’s nominees for whom we are seeking authority to vote other than those nominees as to which the stockholder specifically withholds our authority to vote for.

We have nominated Leslie Samuelrich and Maisie Lucia Ganzler and are seeking authority to vote for up to all of the McDonald’s nominees, other than [•] and [•]. As a result, should a stockholder so authorize us, on the GOLD proxy card, we would cast votes for the Icahn Nominees (Leslie Samuelrich and Maisie Lucia Ganzler) and ten (10) McDonald’s nominees. If elected, our nominees will constitute a minority on the Board, and there can be no guarantee that our nominees will be able to implement the actions that they believe are necessary to drive McDonald’s commitments to animal welfare and hold McDonald’s accountable to fulfill its promises.

There will be a total of fourteen nominees competing for twelve available director positions assuming that the only persons nominated for election to the Board at the Annual Meeting will be the twelve incumbent directors nominated by McDonald’s and our two nominees. Therefore, at the Annual Meeting, assuming a quorum is present, whichever twelve nominees from the pool of fourteen nominees receive the greatest number of votes, whether cast virtually or by proxy, will be elected to the Board.

There is no assurance that any of the Icahn Nominees will serve as directors if any or all of the Icahn Nominees are elected. If both of our candidates, or only one of our candidates, are elected to the Board, the remaining directors will be filled by ten, or more, of McDonald’s candidates. Under these circumstances, it is possible that McDonald’s candidates may not agree to serve, in which case the newly constituted Board may fill vacancies on the Board or reduce the size of the Board. The names, backgrounds and qualifications of McDonald’s director nominees and other information about such nominees can be found in McDonald’s Proxy for the Annual Meeting.

To support us, you should return only our GOLD proxy card and not vote McDonald’s proxy card. If you vote and return both our GOLD proxy card and McDonald’s proxy card, only the last-dated proxy card will be counted.

Because the twelve director candidates receiving the highest number of votes will be elected to the Board, every vote is important. We urge you to complete, sign, date and return using the enclosed postage-paid envelope the enclosed GOLD proxy card to elect our director candidates.

VOTING AND PROXY PROCEDURES

Voting and Proxy Procedures

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell their Shares after the Record Date.

Stockholders of Record: If your Shares are held in your own name, please authorize a proxy to vote by signing and returning the enclosed GOLD proxy card using the postage-paid envelope provided.

Street Name Holders: If you hold your Shares in the name of one or more banks, brokerage firms, dealers, trust companies or other custodians, only they can vote your Shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions to them to sign and return a GOLD proxy card representing your Shares to elect the Icahn Nominees to the Board. Depending upon your bank, brokerage firm, dealer, trust company or other custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting instruction form for instructions on how to vote electronically.

Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked.

If a stockholder returns a GOLD proxy card that is signed, dated and not marked with respect to the proposals, that stockholder will be deemed to have given direction to vote: (1) “FOR” all nominees set forth in Proposal 1, plus the persons who have been nominated by McDonald’s to serve as directors, other than [•] and [•]; (2) “AGAINST” the advisory vote to approve the Company’s executive compensation; (3) “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year; (4) “FOR” the advisory vote on a shareholder proposal requesting to modify the threshold to call special shareholders’ meetings; (5) “FOR” the advisory vote on a shareholder proposal requesting a report on reducing plastics use; (6) “FOR” the advisory vote on a shareholder proposal requesting a report on antibiotics and public health costs; (7) “FOR” the advisory vote on a shareholder proposal requesting disclosure regarding confinement stall use in the Company’s U.S. pork supply chain; (8) “FOR” the advisory vote on a shareholder proposal requesting a third-party civil rights audit; (9) “FOR” the advisory vote on a shareholder proposal requesting a report on lobbying activities and expenditures; (10) “FOR” the advisory vote on a shareholder proposal requesting a report on global public policy and political influences; and (11) in the proxy holders’ discretion as to other matters that may property come before the Annual Meeting.

Quorum; Broker Non-Votes; Discretionary Voting

A quorum is the minimum number of Shares that must be represented at a duly called meeting of stockholders virtually or represented by proxy, in order to legally conduct business at the meeting. According to McDonald’s Proxy, a quorum requires the presence of the holders of a majority of the issued and outstanding Shares entitled to vote, present virtually or represented by proxy, at the Annual Meeting.

According to McDonald’s Proxy, abstentions and instructions to withhold authority to vote will be treated as Shares that are present and entitled to vote for the purposes of determining whether a quorum exists. Instructions to withhold authority will not be counted as votes cast and will have no effect on the outcome of the vote.

Under the rules of the NYSE, when there is a contest with respect to the election of directors, banks, brokerage firms, dealers, trust companies or other custodians may not exercise discretionary voting authority on behalf of the beneficial owners of the Shares on any matters that are to be presented at the Annual Meeting, including matters that are viewed as routine matters. Accordingly, Shares that are held by banks, brokerage firms, dealers, trust companies or other custodians for which no instructions have been provided, which are often referred to as broker non-votes, will not be counted as present and entitled to vote at the Annual Meeting for the purpose of determining the existence of a quorum. If your Shares are held in the name of your bank, brokerage firm, dealer, trust company or other custodian, we encourage you to provide voting instructions to your bank, brokerage firm, dealer, trust company or other custodian promptly so that your Shares can be counted as present for the purposes of establishing a quorum and voted at the Annual Meeting.

If you are a stockholder of record, you must deliver your vote on the GOLD proxy card, the Company’s proxy card or virtually attend the Annual Meeting in order to be counted in the determination of a quorum.

If your Shares are held in the name of your bank, brokerage firm, dealer, trust company or other custodian, that party will give you instructions for voting your Shares. If you do not give your voting instructions to your bank, brokerage firm, dealer, trust company or other custodian, it will not be allowed to vote your Shares with respect to the election of directors or any additional proposals which may be presented at the Annual Meeting.

Revocation of Proxies

Stockholders of the Company may revoke their proxies at any time prior to exercise by virtually attending the Annual Meeting and voting virtually (although virtual attendance at the Annual Meeting will not by itself constitute revocation of a proxy), by delivering a written notice of revocation, or by signing and delivering a properly completed and subsequently dated proxy which is properly completed. The revocation may be delivered either to Barberry in care of Harkins Kovler, LLC at the address set forth on the back cover of this Proxy Statement, to the secretary of the Company at 110 North Carpenter Street, Chicago, Illinois 60607 (or any other address provided by the Company), or to the Company’s proxy solicitor. Although a revocation is effective if delivered to the Company or to the Company’s proxy solicitor, we request that either the original or photostatic copies of all revocations be mailed to Barberry in care of Harkins Kovler, LLC at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.

SOLICITATION OF PROXIES; EXPENSES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Participants. Proxies may be solicited through the mail, press releases and other public statements, electronic communications, telephone, fax and in-person meetings. Each of the Icahn Nominees, the other Participants named in this proxy statement, and employees of the Icahn Participants may assist in the solicitation of proxies without any additional remuneration.

The Participants have retained Harkins Kovler, LLC to provide solicitation and advisory services in connection with this solicitation. Harkins Kovler, LLC will be paid a fee not to exceed $[•] based upon the campaign services provided. In addition, the Participants will reimburse Harkins Kovler, LLC for its reasonable out-of-pocket expenses and will indemnify Harkins Kovler, LLC against certain liabilities and expenses, including certain liabilities under the federal securities laws. Harkins Kovler, LLC will solicit proxies from individuals, banks, brokerage firms, dealers, trust companies, other custodians and other institutional holders. It is anticipated that Harkins Kovler, LLC will employ up to 35 persons to solicit the Company’s stockholders as part of this solicitation. Harkins Kovler, LLC does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation. The costs related to this proxy solicitation will be borne by the Participants. Costs of this Proxy Solicitation are currently estimated to be approximately $[•]. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with the solicitation. We estimate that through the date hereof, the Participants’ expenses in connection with this Proxy Solicitation are approximately $[•]. If successful, the Participants may seek reimbursement of these costs from the Company.

In the event that the Participants decide to seek reimbursement of their expenses, the Participants do not intend to submit the matter to a vote of the Company’s stockholders. The Board would be required to evaluate the requested reimbursement consistent with its fiduciary duties to the Company and its stockholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations and other advisors, solicitors, printing, advertising, postage, transportation and other costs incidental to the solicitation.

If you have any questions or require any assistance with voting your Shares, please contact our proxy solicitor, Harkins Kovler, LLC: Banks and Brokerage Firms Please Call Collect: (212) 468-5380; All Others Call Toll Free: +1 (800) 257-3995; Email: MCD@harkinskovler.com.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q: What are you asking McDonald’s stockholders to do?

A: We are asking for support for the election of our two director candidates, Leslie Samuelrich and Maisie Lucia Ganzler, to McDonald’s Board. As described more fully in this Proxy Statement, we believe our director candidates will add valuable perspectives and leadership to the Board. We believe our candidates possess the skills, experience, industry and leadership abilities necessary to contribute to McDonald’s as well-rounded Board members. Our nominees will represent, and will seek the best possible results for, all of McDonald’s stockholders.

Under the proxy rules, we may solicit proxies in support of the Icahn Nominees and also seek authority to vote for all of the McDonald’s nominees other than those McDonald’s nominees that we specify – [•] and [•]. This would enable a stockholder who desires to vote for up to a full complement of twelve (12) director nominees to use the GOLD proxy card to vote for the Icahn Nominees as well as the McDonald’s nominees for whom we are seeking authority to vote other than those nominees as to which the stockholder specifically withholds our authority to vote for.

We have determined to nominate Leslie Samuelrich and Maisie Lucia Ganzler and are seeking authority to vote for up to all of the McDonald’s nominees, other than [•] and [•]. As a result, should a stockholder so authorize us, on the GOLD proxy card, we would cast votes for the Icahn Nominees (Leslie Samuelrich and Maisie Lucia Ganzler) and ten (10) McDonald’s nominees. If elected, our nominees will constitute a minority on the Board, and there can be no guarantee that our nominees will be able to implement the actions that they believe are necessary to drive McDonald’s commitments to animal welfare and hold McDonald’s accountable to fulfill its promises.

Q: Who are your director candidates?

A: Leslie Samuelrich and Maisie Lucia Ganzler are highly qualified individuals with significant business experience. The principal occupation and business experience of each of these candidates is described in this Proxy Statement in the section titled “Matters to be Considered at the Annual Meeting—Proposal 1: Election of the Icahn Nominees—Biographical Information About the Icahn Nominees.” We believe that each of our director candidates would be considered independent under the applicable rules of the NYSE and McDonald’s corporate governance guidelines, and neither of our director candidates are affiliated with McDonald’s or any of its subsidiaries. If elected to the Board, our director candidates would owe fiduciary duties to all of McDonald’s stockholders.

Q: Who is entitled to vote?

A: Only holders of voting stock at the close of business on the Record Date, [•], 2022, are entitled to notice of and to vote at the Annual Meeting. Stockholders who sold Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date (unless they also transfer their voting rights).

Q: How important is my vote?

A: Your vote is important, no matter how many Shares you own. The Participants urge you to sign, date, and return the enclosed GOLD proxy card as soon as possible to elect the Icahn Nominees. The Board will ultimately be comprised of the twelve (12) nominees who receive the most votes cast in favor or his or her election at the Annual Meeting. We urge you to vote in favor of the Icahn Nominees.

Q: What is a gestation crate?

A: Gestation stalls or crates are metal enclosures, typically approximately 7 feet long and 2 feet wide, in which a breeding or pregnant sow is housed for much of her adult life in many industrialized farming systems including those that supply McDonald’s. We believe that these stalls are inhumane and cause unnecessary suffering for pigs that are used in the production of pork. These enclosures restrict sows to the degree that they cannot turn around or walk. As the leading fast-food chain in the U.S., we believe that McDonald’s should be an ESG leader (as it claims to be) in expeditiously phasing out the utilization of suppliers who use gestation crates.

Nearly a decade ago, McDonald’s made a commitment to shareholders and stakeholders that by 2022, the Company would only purchase pork from farmers and other sources that do not use gestation stalls for housing their pregnant sows. McDonald’s has not made good on this important commitment, which is why we believe new directors are necessary in help keep McDonald’s Board focused on improving animal welfare by its suppliers and other critical ESG issues.

Q: How do I vote my Shares?

A: Shares held in record name. If your Shares are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card using the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Shares will be presumed to be a proxy with respect to all Shares held by such record holder unless the proxy specifies otherwise.

Shares beneficially owned or held in “street” name. If you hold your Shares in “street” name with a bank, brokerage firm, dealer, trust company or other custodian, only that party can exercise the right to vote with respect to the Shares that you beneficially own through such party and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other custodian to vote for the Icahn Nominees. Please follow the instructions to vote provided on the enclosed GOLD voting instruction form. If your broker, bank, dealer, trust company, or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD voting instruction form. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to MCD@harkinskovler.com or mailing them to Barberry Corp., c/o Harkins Kovler, LLC, 3 Columbus Circle, 15th Floor, New York, NY 10019, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

We urge you not to return any proxy card provided by McDonald’s. You do not need to (and should not) vote “withhold” on McDonald’s proxy card to vote for the Icahn Nominees. You should not vote for any of McDonald’s director nominees or any other matter on McDonald’s proxy card. If you vote and return both our GOLD proxy card and McDonald’s proxy card, only the latest dated proxy card will be counted.

Q: What is a quorum?

A: A quorum is the minimum number of Shares that must be represented at a duly called meeting of stockholders virtually or by proxy in order to legally conduct business at the meeting. According to McDonald’s Proxy, a quorum requires the presence of the holders of a majority of the outstanding Shares entitled to vote either virtually attending or represented by proxy at the Annual Meeting. Under the rules of the NYSE, when there is a contest with respect to the election of directors, banks, brokerage firms, dealers, trust companies or other custodians may not exercise discretionary voting authority on behalf of the beneficial owners of the Shares on any matters that are to be presented at the Annual Meeting, including matters that are viewed as routine matters. Accordingly, Shares that are held by banks, brokerage firms, dealers, trust companies or other custodians for which no instructions have been provided, which are often referred to as broker non-votes, will not be counted as present and entitled to vote at the Annual Meeting for the purpose of determining the existence of a quorum. If your Shares are held in the name of your bank, brokerage firm, dealer, trust company or other custodian, we encourage you to provide voting instructions to your bank, brokerage firm, dealer, trust company or other custodian promptly so that your Shares can be counted as present for the purposes of establishing a quorum and voted at the Annual Meeting.

Q: What should I do if I receive a proxy card from the Company?

A: If you submit a proxy to us by signing and returning the enclosed GOLD proxy card, do not sign or return the proxy card solicited by the Company or follow any voting instructions provided by the Company unless you intend to change your vote, because only your latest-dated proxy will be counted.

We recommend that you disregard any proxy card or solicitation materials that may be sent to you by the Company. If you have already voted using the Company’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope. Only the latest dated validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions below under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your Shares, please contact our proxy solicitor, Harkins Kovler, LLC, 3 Columbus Circle, 15th Floor, New York, NY 10019; Banks and Brokerage Firms Please Call Collect: (212) 468-5380; All Others Call Toll Free: +1 (800) 257-3995; Email: MCD@harkinskovler.com.

Q: Can I change my vote or revoke my proxy?

A: If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card (the latest-dated proxy is the only one that will be counted);

•	delivering a written revocation or a later dated proxy for the Annual Meeting to Barberry Corp., c/o Harkins Kovler, LLC, 3 Columbus Circle, 15th Floor, New York, NY 10019;

•	delivering a written revocation or a later dated proxy for the Annual Meeting to the secretary of the Company or to the Company’s proxy solicitor; or

•	attending the Annual Meeting and voting virtually (although virtual attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your Shares are held by a bank, brokerage firm, dealer, trust company or other custodian, you should follow the instructions provided by your bank, brokerage firm, dealer, trust company or other custodian to have your Shares voted. If you virtually attend the Annual Meeting and you beneficially own Shares but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner to vote your Shares held in its name at the meeting. If you have any questions or require any assistance, contact our proxy solicitor, Harkins Kovler, LLC—Banks and Brokerage Firms Please Call Collect: (212) 468-5380; All Others Call Toll Free: +1 (800) 257-3995; Email: MCD@harkinskovler.com.

IF YOU HAVE ALREADY VOTED USING THE COMPANY’S WHITE PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Company, we request that either the original or a copy of any revocation be mailed to Barberry Corp., c/o Harkins Kovler, LLC, 3 Columbus Circle, 15th Floor, New York, NY 10019.

Q: What is the deadline for providing a proxy?

A: We urge you to submit your proxy to us as soon as possible. For your proxy to be voted at the Annual Meeting, we must receive it on or prior to the date of the Annual Meeting. The Annual Meeting is scheduled to be held on [•], 2022.

Q: Who is making this proxy solicitation?

A: The solicitation of proxies pursuant to this proxy solicitation is being made by the Participants. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, virtually and by advertisements. The Participants will solicit proxies from individuals, banks, brokerage firms, dealers, trust companies, other custodians and other institutional holders. The Participants have requested banks, brokerage firms, dealers, trust companies or other custodians to forward all solicitation materials to the beneficial owners of the Shares they hold of record. The Participants will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of the Participants will also participate in the solicitation of proxies. Such employees will receive no additional consideration if they assist in the solicitation of proxies.

Q: Why are you making this proxy solicitation?

A: We believe that McDonald’s is in critical need of new leadership at the Board level. We are confident that our highly qualified independent director candidates will add valuable perspectives and leadership to the Board. We believe our candidates possess the skills, experience, industry and leadership abilities necessary to contribute to McDonald’s as well-rounded Board members. Our director candidates will be active and responsible stewards of the trust placed in them by the stockholders.

Q: Why are you nominating only two director candidates when there are twelve (12) members of McDonald’s Board?

A: The terms of the Company’s current directors will expire at the Annual Meeting. Under the proxy rules, we may solicit proxies in support of the Icahn Nominees and also seek authority to vote for all of the McDonald’s nominees other than those McDonald’s nominees that we specify – [•] and [•]. This would enable a stockholder who desires to vote for up to a full complement of twelve (12) director nominees to use the GOLD proxy card to vote for the Icahn Nominees as well as the McDonald’s nominees for whom we are seeking authority to vote other than those nominees as to which the stockholder specifically withholds our authority to vote for.

We have determined to nominate Leslie Samuelrich and Maisie Lucia Ganzler and are seeking authority to vote for up to all of the McDonald’s nominees, other than [•] and [•]. As a result, should a stockholder so authorize us, on the GOLD proxy card, we would cast votes for the Icahn Nominees (Leslie Samuelrich and Maisie Lucia Ganzler) and ten (10) McDonald’s nominees. If we are successful in our solicitation, we expect that the Board will be composed of the two Icahn Nominees and the ten nominees of McDonald’s who receive the most votes cast in favor or his or her election at the Annual Meeting.

There is no assurance that any of McDonald’s nominees will serve as directors if any or all of our nominees are elected. If we are successful in this proxy solicitation, and McDonald’s director nominees who are elected do not agree to serve, the newly consisted Board may fill vacancies on the Board or reduce the size of the Board. The names, backgrounds and qualifications of McDonald’s director nominees and other information about them can be found in McDonald’s Proxy for the Annual Meeting.

To support us, you should return only our GOLD proxy card and not vote McDonald’s proxy card. If you vote and return both our GOLD proxy card and McDonald’s proxy card, only the last-dated proxy card will be counted.

Q: Where can I find additional information concerning McDonald’s and the Annual Meeting?

A: Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in McDonald’s Proxy in connection with the Annual Meeting, including:

•	Item 1 of Schedule 14A (date, time and place of the Annual Meeting);

•	Item 5 of Schedule 14A (interest of certain persons in matters to be acted upon, other than the Participants);

•	Item 6 of Schedule 14A (voting securities and principal holders thereof, other than the Participants);

•	Item 7 of Schedule 14A (information about directors and executive officers and corporate governance matters);

•	Item 8 of Schedule 14A (compensation of directors and executive officers);

•	Item 9 of Schedule 14A (independent public accountants);

•	Information concerning the proposal regarding the approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 2);

•	Information concerning the proposal regarding the ratification of the appointment of Ernst & Young LLP as independent auditors for 2022 (Proposal 3);

•	Information concerning the shareholder proposals referred to as Proposals 4 -10; and

•

Date on which proposals of stockholders intended to be presented at the 2023 annual meeting of stockholders of the Company must be received by the Company in order to be included in the Company’s proxy materials for that meeting and the date after which stockholder proposals for the 2023 annual meeting of the stockholders will be considered untimely.

Please refer to McDonald’s Proxy for such information. Except as otherwise noted herein, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information. We take no responsibility for the accuracy or completeness of information contained in McDonald’s Proxy, including the information set forth therein with respect to the shareholder proposals (Proposals 4 – 10). Except as otherwise noted herein, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, on the SEC’s website at https://www.sec.gov.

Q: Who should I call if I have any questions?

A: If you have any questions, require any assistance in voting your Shares, need additional copies of our proxy materials, or have any other questions, please contact our proxy solicitor, Harkins Kovler, LLC, 3 Columbus Circle, 15th Floor, New York, NY 10019; Banks and Brokerage Firms Please Call Collect: (212) 468-5380; All Others Call Toll Free: +1 (800) 257-3995; Email: MCD@harkinskovler.com.

Conclusion

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating, and returning the enclosed GOLD proxy card today to elect the Icahn Nominees.

Thank you for your support,

Barberry Corp.

[•], 2022

FORWARD LOOKING STATEMENTS

This Proxy Statement may include forward-looking statements that reflect the Participants’ current views with respect to future events. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” or similar words are often used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. Any forward-looking statements made in this Proxy Statement are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Participants will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business, operations or financial condition. Except to the extent required by applicable law, the Participants undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ANNEX I: INFORMATION REGARDING THE PARTICIPANTS

This proxy solicitation is being made by the Participants. The Participants filing this Proxy Statement include Barberry, Mr. Icahn, Ms. Samuelrich and Ms. Ganzler.

The principal business address of each of Barberry and Mr. Icahn is 16690 Collins Avenue, Suite PH-1, Sunny Isles Beach, FL 33160.

Carl C. Icahn is the sole stockholder of Barberry. As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by Barberry. Barberry is primarily engaged in the business of investing in securities. Carl C. Icahn’s present principal occupation or employment is serving as: (i) Chief Executive Officer of Icahn Capital LP, a wholly owned subsidiary of Icahn Enterprises L.P., through which Mr. Icahn manages various private investment funds; (ii) Chairman of the Board of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises L.P., a Nasdaq listed diversified holding company engaged in a variety of businesses, including investment, energy, automotive, food packaging, real estate and home fashion; and (iii) Chairman of the Board and a director of Starfire Holding Corporation (“Starfire”), a holding company engaged in the business of investing in and/or holding securities of various entities, and as Chairman of the Board and a director of various of Starfire’s subsidiaries.

Icahn Partners LP, a Delaware limited partnership (“Icahn Partners”), an affiliate of Barberry, is the holder of record of 100 Shares (and is the beneficial owner of such Shares). Mr. Icahn, by virtue of his relationship to Icahn Partners, may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Exchange Act) the Shares which Icahn Partners directly beneficially owns. Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes.

Barberry has sole voting power and sole dispositive power with regard to 100 Shares. Each of Barberry and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and sole dispositive power with regard to 100 Shares. Each of Icahn Partners and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares.

Mr. Icahn beneficially owns, in the aggregate, 200 Shares, representing less than 0.1% of the outstanding Shares (based upon 743,584,718 Shares stated to be outstanding as of January 31, 2022, by the Company in its Annual Report on Form 10-K filed with the SEC on February 24, 2022).

In addition to Barbery and Mr. Icahn, the participants in the solicitation of proxies (the “Participants”) from stockholders of McDonald’s may also include Leslie Samuelrich and Maisie Lucia Ganzler. Ms. Samuelrich and Ms. Ganzler will not receive any special compensation in connection with this solicitation.

Except as set forth in this Proxy Statement (including the Annexes), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangement, or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant nor any of their respective associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant nor any of their respective associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no person, including the Participants, has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on as set forth in this Proxy Statement. There are no material proceedings to which the Participants or any of their respective associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

During the last fiscal year, neither any Icahn Nominee nor any Icahn Participant has failed to file reports related to the Company that are required by Section 16(a) of the Exchange Act.

To the best knowledge of the Participants, the Participants believe that each of the Icahn Nominees is independent under the applicable rules of NYSE and McDonald’s corporate governance guidelines.

While the Participants intend to support the shareholder proposals that are set forth below as Proposals 4-10, the Participants are not acting in conjunction with any such shareholder, including HSUS. There are no agreements, understandings or relationships between any of the Participants and any of the proponents of any of the shareholder proposals, including HSUS. Except as set forth in this Proxy Statement (including the Annexes), the Participants are not the members of a “group” (as such term is used in Rule 13d-5 of the Exchange Act) or otherwise acting in concert with any other person.

Beneficial Ownership of Shares

The following table shows the number of Shares that are beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by each of the Participants in this solicitation as of the Record Date. Except as described below, each Participant has shared voting power and shared dispositive power with regard to the number of Shares beneficially owned. Neither of the Icahn Nominees own, beneficially or of record, any Shares.

Title of Class	Name of Beneficial Owner (1)	Amount of Beneficial Ownership	Percent of Class (2)
Shares	Barberry Corp.	100	Less than 0.1%
Shares	Icahn Partners LP	100	Less than 0.1%
Shares	Carl C. Icahn (3)	200	Less than 0.1%

(1)	Each holder listed in this table is, as of the date of this Notice, the beneficial owner of the Shares set forth under the heading “Amount of Beneficial Ownership.”

(2)

Percentages of ownership set forth in this column is based upon 743,584,718 Shares stated to be outstanding as of January 31, 2022, by the Company in its Annual Report on Form 10-K filed with the SEC on February 24, 2022.

(3)

Reflects Shares held of record by Barberry and Icahn Partners. Mr. Icahn, by virtue of his relationship to Barberry and Icahn Partners, may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Exchange Act) the Shares which each of Barberry and Icahn Partners directly beneficially own.

Two Year Summary Table

The table below indicates the date of each purchase and sale of Shares by the Icahn Participants within the past two years and the number of Shares in each such purchase or sale. Unless otherwise indicated, all transactions were effected on the open market. Except as set forth below, neither of the Icahn Nominees have purchased or sold any Shares during the past two years.

Name	Date	Shares Purchased	Price Per Share
Icahn Partners LP (1)	1/07/2022	100	$268.563	(2)
Barberry Corp.	1/13/2022	100	$261.773	(2)

(1)

Reflects Shares held of record by Icahn Partners, which is an affiliate of Barberry and Mr. Icahn. Mr. Icahn, by virtue of his relationship to Icahn Partners, may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Exchange Act) the Shares which Icahn Partners directly beneficially owns.

(2)	Includes $0.003 commission per Share.

IMPORTANT

Please review this Proxy Statement and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how many Shares you own.

1.	If your Shares are registered in your own name, please sign, date and mail the enclosed GOLD proxy card to using the postage-paid envelope provided today.

2.

If you have previously signed and returned a proxy card to the Company, you have every right to change your vote. Only your latest-dated proxy card will count. You may revoke any proxy card already sent to the Company by signing, dating and mailing the enclosed GOLD proxy card using the postage-paid envelope provided. Any proxy may also be revoked at any time prior to the Annual Meeting (i) by delivering a written notice of revocation or a later-dated proxy for the Annual Meeting to Harkins Kovler, LLC, (ii) by delivering a written notice of revocation or a later-dated proxy for the Annual Meeting to the Company or its proxy solicitor, or (iii) by voting virtually at the Annual Meeting. Virtual attendance at the Annual Meeting will not by itself constitute a revocation.

3.

If your Shares are held in the name of a bank, brokerage firm, dealer, trust company or other custodian, only such firm, custodian or other institution can vote your Shares and only after receiving your specific instructions by mail, telephone or Internet. Accordingly, please sign, date and mail the enclosed GOLD voting instruction form using the postage-paid envelope provided, and to ensure that your Shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your Shares.

4.	After signing the enclosed GOLD proxy card, do not sign or return the Company’s proxy card unless you intend to change your vote, because only your latest dated proxy card will be counted.

WE URGE YOU NOT TO RETURN ANY PROXY CARD PROVIDED BY MCDONALD’S. YOU DO NOT NEED TO (AND SHOULD NOT) VOTE “WITHHOLD” ON MCDONALD’S PROXY CARD TO VOTE FOR OUR DIRECTOR CANDIDATES. IF YOU WISH TO VOTE “FOR” THE ICAHN NOMINEES, YOU SHOULD NOT VOTE “FOR” ANY OF MCDONALD’S DIRECTOR NOMINEES OR ANY OTHER MATTER ON MCDONALD’S PROXY CARD. IF YOU VOTE AND RETURN BOTH OUR GOLD PROXY CARD AND MCDONALD’S PROXY CARD, ONLY THE LAST-DATED PROXY CARD WILL BE COUNTED.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your Shares, please contact our proxy solicitor:

Harkins Kovler, LLC

3 Columbus Circle, 15th Floor

New York, NY 10019

Banks and Brokerage Firms Please Call Collect: (212) 468-5380

All Others Call Toll Free: +1 (800) 257-3995

Email: MCD@harkinskovler.com

PRELIMINARY COPY – SUBJECT TO COMPLETION

[FORM OF GOLD PROXY CARD]

MCDONALD’S CORPORATION

2022 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY (THIS “PROXY”) IS SOLICITED ON BEHALF OF BARBERRY CORP., CARL C. ICAHN, LESLIE SAMUELRICH AND MAISIE LUCIA GANZLER (COLLECTIVELY, THE “PARTICIPANTS”)

THIS PROXY SOLICITATION IS NOT BEING MADE BY OR ON BEHALF OF MCDONALD’S CORPORATION

The undersigned appoint(s) Peter C. Harkins and Jordan M. Kovler and each of them, as proxies (each and any substitute, a “Proxyholder”) with full power of substitution and with discretionary authority to vote all shares of common stock, par value $0.01 per share (the “Shares”), of McDonald’s Corporation (the “Company”), which the undersigned would be entitled to vote if virtually present at the 2022 Annual Meeting of Stockholders of the Company scheduled to be held on [•], 2022, at [•], including any adjournments, continuations or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”) on all matters coming before the Annual Meeting.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the Shares of the Company held by the undersigned, and hereby ratifies and confirms all actions the herein named Proxyholders, their substitutes, or any of them may lawfully take by virtue hereof. Other than the ten (10) proposals set forth on the reverse side of this card, the Participants are not aware of any other matters to be considered at the Annual Meeting. However, should other matters, unknown a reasonable time before the Annual Meeting, be brought before the Annual Meeting, each Proxyholder will vote on such matters in their discretion. If properly executed, this Proxy will be voted as directed on the reverse side and each Proxyholder will vote in his or her discretion with respect to any other matters, unknown a reasonable time before the Annual Meeting, as may properly come before the Annual Meeting.

IF THIS PROXY IS SIGNED AND RETURNED, IT WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED: (1) “FOR” ALL NOMINEES SET FORTH IN PROPOSAL 1, PLUS THE PERSONS WHO HAVE BEEN NOMINATED BY MCDONALD’S TO SERVE AS DIRECTORS, OTHER THAN [•] AND [•]; (2) “AGAINST” THE ADVISORY VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION; (3) “FOR” THE APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR 2022; (4) “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING TO MODIFY THE THRESHOLD TO CALL SPECIAL SHAREHOLDERS’ MEETINGS; (5) “FOR” THE ADVISORY VOTE ON A SHAREOLDER PROPOSAL REQUESTING A REPORT ON REDUCING PLASTICS USE; (6) “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A REPORT ON ANTIBIOTICS AND PUBLIC HEALTH COSTS; (7) “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING DISCLOSURE REGARDING CONFINEMENT STALL USE IN THE COMPANY’S U.S. PORK SUPPLY CHAIN; (8) “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A THIRD-PARTY CIVIL RIGHTS AUDIT; (9) “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A REPORT ON LOBBYING ACTIVITIES AND EXPENDITURES; (10) “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A REPORT ON GLOBAL PUBLIC POLICY AND POLITICAL INFLUENCE; AND (11) IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD TODAY!

PROPOSAL 1: To elect twelve directors of McDonald’s to serve until the 2022 Annual Meeting of Stockholders or until their respective successors are appointed, elected and qualified.

Barberry’s proposal to elect Leslie Samuelrich and Maisie Lucia Ganzler, as directors of the Company, plus the persons who have been nominated by McDonald’s to serve as directors, other than [•] and [•]. Barberry is NOT seeking authority to vote for and WILL NOT exercise any authority to vote for [•] and [•]. You should refer to the proxy statement and form of proxy distributed by McDonald’s for the names, background, qualifications and other information concerning the McDonald’s nominees.

If you do not wish your Shares voted “FOR” a particular nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the nominees you do not support on the line below. You may also withhold authority to vote for the persons who have been nominated by McDonald’s to serve as directors, other than [•] and [•], by writing the names of such nominees for whom you wish to withhold authority below. Your Shares will be voted for the remaining nominee(s). None of the McDonald’s nominees for whom we seek authority to vote have agreed to serve if elected with the Icahn Nominees, Leslie Samuelrich and Maisie Lucia Ganzler. There is no assurance that any of McDonald’s nominees will serve as directors if the Icahn Nominees are elected.

WE RECOMMEND A VOTE “FOR” THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1 BELOW, PLUS THE PERSONS WHO HAVE BEEN NOMINATED BY MCDONALD’S TO SERVE AS DIRECTORS, OTHER THAN [•] AND [•].

INSTRUCTIONS: FILL IN VOTING BOXES “∎” IN BLACK OR BLUE INK

FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
(A) Leslie Samuelrich (B) Maisie Lucia Ganzler
☐	☐	☐

Barberry does not expect that any of the nominees will be unable to stand for election, but, in the event any nominee is unable to serve or for good cause will not serve, the Shares represented by this Proxy will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, Barberry has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, Shares represented by this Proxy will be voted for such substitute nominee(s).

PROPOSAL 2: Advisory vote to approve the Company’s executive compensation.

WE RECOMMEND A VOTE “AGAINST” THE ADVISORY VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 3: Advisory vote to approve the appointment of Ernst & Young LLP as the Company’s independent auditor for 2022.

WE RECOMMEND A VOTE “FOR” THE APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR 2022.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 4: Advisory vote on a shareholder proposal requesting to modify the threshold to call special shareholders’ meetings, if properly presented.

WE RECOMMEND A VOTE “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING TO MODIFY THE THRESHOLD TO CALL SPECIAL SHAREHOLDERS’ MEETINGS.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 5: Advisory vote on a shareholder proposal requesting a report on reducing plastics use, if properly presented.

WE RECOMMEND A VOTE “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A REPORT ON REDUCING PLASTICS USE.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 6: Advisory vote on a shareholder proposal requesting a report on antibiotics and public health costs, if properly presented.

WE RECOMMEND A VOTE “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A REPORT ON ANTIBIOTICS AND PUBLIC HEALTH COSTS.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 7: Advisory vote on a shareholder proposal requesting disclosure regarding confinement stall use in the Company’s U.S. pork supply chain, if properly presented.

WE RECOMMEND A VOTE “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING DISCLOSURE REGARDING CONFINEMENT STALL USE IN THE COMPANY’S U.S. PORK SUPPLY CHAIN.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 8: Advisory vote on a shareholder proposal requesting a third-party civil rights audit, if properly presented.

WE RECOMMEND A VOTE “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A THIRD-PARTY CIVIL RIGHTS AUDIT.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 9: Advisory vote on a shareholder proposal requesting a report on lobbying activities and expenditures, if properly presented.

WE RECOMMEND A VOTE “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A REPORT ON LOBBYING ACTIVITIES AND EXPENDITURES.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 10: Advisory vote on a shareholder proposal requesting a report on global public policy and political influence, if properly presented.

WE RECOMMEND A VOTE “FOR” THE ADVISORY VOTE ON A SHAREHOLDER PROPOSAL REQUESTING A REPORT ON GLOBAL PUBLIC POLICY AND POLITICAL INFLUENCE .

FOR	AGAINST	ABSTAIN
☐	☐	☐

IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE SIGNED. PLEASE ALSO DATE THE PROXY WHERE INDICATED BELOW.

Signature (Capacity/Title)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS GOLD PROXY USING THE ENCLOSED RETURN ENVELOPE.